Exhibit 10.1

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. REDACTED INFORMATION IS INDICATED BY [****].

CONTRACT FOR SALE AND PURCHASE

THIS CONTRACT FOR SALE AND PURCHASE (hereinafter, the “Contract”) is entered into by and between CRISP39 - 3 LLC, a Florida limited liability company, CRISP39 - 4 LLC, a Florida limited liability company, CRISP39 - 6 LLC, a Florida limited liability company, CRISP39 - 7 LLC, a Florida limited liability company, CRISP39 - 8 LLC, a Florida limited liability company (jointly and severally, collectively, “Seller”) and TIMBERLINE ACQUISITION PARTNERS, LLC, a Texas limited liability company (“Buyer”).

1.The Portfolio.
(a)Buyer agrees to buy and Seller agrees to sell approximately 1,589 acres of certain real property located in the City of Daytona Beach (the “City”), Volusia County, Florida (the “County”), more particularly described on Exhibit A attached hereto and by this reference made a part hereof (each a “Property” and, collectively, the “Portfolio”), subject to the terms and conditions of this Contract.
(b)Notwithstanding the foregoing, Buyer understands that certain portions of the Portfolio (each a “Third Party Contracted Property”, and collectively, the “Third Party Contracted Properties”) are currently under contract with third-party buyers (the “Third Party Contracts”), of which true, correct, and complete copies (including, without limitation, all amendments, modifications, schedules and exhibits thereto and all agreements delivered in connection therewith) are attached on Exhibit

B attached hereto.  Subject to the terms of this Contract, Buyer shall take title to the Portfolio subject to the Third Party Contracts and shall assume any and all obligations, liabilities, requirements, and benefits of Seller set forth therein.  Any and all representations and warranties of Seller (individually or collectively) to any third party under the Third Party Contracts shall be deemed to be incorporated herein by reference and made a part hereof, whereby Seller hereby makes all of such representations and warranties to Buyer.  Seller covenants and agrees that Seller has performed all of its obligations under the Third Party Contracts and no fact or circumstance has occurred which, by itself or with the passage of time or the giving of notice, or both, would constitute a default under the Third Party Contracts.  All parties to the Third Party Contracts have performed all of their obligations thereunder in all material respects, and are not in default thereunder in any material respect.  Seller has received no notice of any intention by any of the parties to the Third Party Contracts to cancel the same, nor has Seller canceled any of same.  Seller shall not enter into any agreements modifying any Third Party Contract without the prior written consent of Buyer, which such consent may be withheld or granted in Buyer’s sole and absolute discretion.  Seller agrees to, and shall, indemnify, defend and hold Buyer and its affiliates, successors and assigns harmless from and against any claims, losses, causes of action, proceedings, judgments, damages, penalties and liabilities made, assessed or rendered against Buyer and/or and its affiliates, successors and assigns, and any costs and expenses (including attorneys’ fees and disbursements) incurred by Buyer and/or its and its affiliates, successors and assigns with respect to claims, losses, causes of action, proceedings, judgments, damages, penalties and liabilities asserted by any of the parties to the Third Party Contracts (other than Seller) or their permitted successors and assigns arising out of a documented breach (beyond any and all cure periods) of Seller’s representations and warranties under the Third Party Contracts which relate to the period of time Seller owned such applicable Property.  The terms and provisions of this Paragraph 1(b) and the indemnification obligations hereunder shall survive Closing for the later of (i) one (1) year from the date of Closing or (ii) the period of time for which any indemnification obligations of Buyer survive under the Third Party Contracts.
(c)If the Closing contemplated hereunder occurs after any of the Third Party Contracted Properties are sold pursuant to any of the Third Party Contracts, the parties agree that said Third Party Contracted Properties shall be released from this Contract (the “Releases”) and the Purchase Price hereunder shall be lowered in the amount of the Allocated Sales Price described on Exhibit C, attached hereto plus the amount of any costs of Seller to be paid under such Third Party Contract (such as title insurance or broker commissions), for such Third Party Contracted Properties that have been sold. If the Closing contemplated hereunder occurs prior to any of the Third Party Contracted Properties are sold pursuant to their Third Party Contracts, Buyer agrees to take title to such Third Party Contracted Properties subject to the Third Party Contracts; provided, however, Seller shall reimburse Buyer in connection with the closings under the Third Party Contracts for any out-of-pocket costs or expenses incurred by Buyer in connection with the consummation of the transactions contemplated by the Third Party Contracts, including, but not limited to, costs related to providing mitigation credits, costs relating to broker commissions (but such reimbursement shall only be for the amount of the commission attributable to the Allocated Sales Price; to the extent a Third Party Contracted Property is sold pursuant to a Third Party Contract and the purchase price thereunder is greater than the Allocated Sales Price, Buyer shall be responsible for that portion of the commission attributable to the difference between the Third Party Contract purchase price and the Allocated Sales Price), title insurance, and any other expenses which are the responsibility of Seller pursuant to the Third Party Contracts.  The terms and provisions of this Paragraph 1(c) shall survive Closing.
2.Purchase Price.
(a)The purchase price for the Portfolio shall be SIXTY-SEVEN MILLION AND NO/100 DOLLARS ($67,000,000.00) (the “Purchase Price”), subject to the Releases described hereinabove.
(b)Buyer shall be responsible to pay all costs and expenses for any permits Buyer is required to obtain to develop a Property or the Portfolio that are issued by St. Johns River Water Management District (“SJRWMD”) or the U.S. Army Corps of Engineers (“ACOE”).  If Buyer wishes to apply for permission to remove any wetlands on the Portfolio before Closing (as defined in Paragraph 9 below), Buyer shall bear any costs and expenses related thereto, including all mitigation costs and expenses (including those under Paragraph 2(c) below) required to comply with the terms of such permit.
(c)[****]
(d)[****]

3.Deposit.  Within three (3) days after the Effective Date (as defined in Paragraph 24(a) below), Buyer shall deposit the sum of [****] (the “Initial Deposit”) with [****] (the “Escrow Agent”), to be held in escrow pursuant to the terms of this Contract.  The Deposit (as hereinafter defined) is refundable to Buyer pursuant to the terms of this Contract. If Buyer has not terminated this Contract prior to the expiration of the Inspection Period (as defined herein), within one (1) Business Day after the end of the Inspection Period, Buyer shall deposit the additional sum of [****] (“Additional Deposit”) with the Escrow Agent, to be held in escrow pursuant to the terms of this Contract.  The Escrow Agent shall provide Buyer and Seller with a written receipt for any Deposit held under this Contract.  Any Deposit paid to Escrow Agent shall be placed in an interest-bearing account using Buyer’s tax identification number, which Buyer shall provide to Escrow Agent.  For all purposes, the term “Deposit” shall include the Initial Deposit, any Additional Deposit, and any interest on the Initial Deposit and Additional Deposit.  Failure by Buyer to pay any Deposit required under this Contract by the time specified herein shall be a default under this Contract.  If this Contract is not terminated by Buyer prior to the expiration of the Inspection Period, the Deposit shall, subject to the provisions of this Contract, become non-refundable to Buyer and fully at risk.
4.Inspection Period.
(a)Notwithstanding any other provision of this Contract to the contrary, Buyer and Seller agree that Buyer shall have an inspection period (the “Inspection Period”), commencing on the Effective Date and expiring on the earlier [****] at 5:00 p.m. Eastern Time or (ii) 5:00 p.m. Eastern Time on [****] day thereafter, within which to inspect and investigate all aspects of the Portfolio (including, but not limited to, applicable zoning, comprehensive land use designations, concurrency requirements, applicable statutes, ordinances and regulations, availability and capacity of all utilities necessary to serve the Portfolio, wetland issues, survey and environmental matters and subsurface conditions); provided, however, if Buyer does not terminate this Contract prior to the expiration of the Inspection Period, Buyer may continue such inspection and investigation after the expiration of the Inspection Period. Buyer shall have the right, in its sole and absolute discretion, to terminate this Contract at any time during the Inspection Period upon giving Seller written notice of Buyer’s election to terminate this Contract (a “Termination Notice”).  Upon giving such Termination Notice, all rights and obligations of the parties hereunder, except for those which expressly survive the termination of this Contract, shall terminate and this Contract shall be null and void.  Upon receipt of a copy of the Termination Notice, the Escrow Agent shall disburse the Deposit to Buyer, subject to the provisions of Paragraph 5(b) below. [****]
(b)If Buyer fails to terminate this Contract properly before the expiration of the Inspection Period, Buyer shall be deemed to have waived this Paragraph 4 and Buyer shall be obligated to close this transaction subject to all other terms and conditions of this Contract.
(c)[****]
(d)[****]
5.Existing Portfolio Information and Right of Entry.
(a)Seller has provided to Buyer any copies of surveys including any wetlands jurisdictional surveys, topographical data, engineering and environmental reports, drawings and plans, and any other material information relating to  the use and development of each Property in the possession or control of Seller, to the extent any of the same exist or are in Seller’s possession or control (the reference to such information herein does not imply, or constitute a representation, that Seller has any of the same) (“Seller’s Due Diligence Materials”).  Buyer and its authorized agents, employees and contractors shall have the right to enter upon each Property for the purpose of reasonable inspections and non-invasive testing of each Property incident to Buyer’s Inspection Period, design work and obtaining development approvals.  Buyer may not conduct invasive testing/Phase 2 environmental testing without Seller’s prior written consent, which consent may be granted or withheld in Seller’s sole discretion; [****]. In connection with the foregoing right of entry, Buyer agrees to, and shall indemnify and hold Seller harmless from any claim, liability, loss or damage occasioned by any act or omission of Buyer or Buyer’s employees, agents or contractors.  Buyer represents, warrants and agrees that, in making any physical or environmental inspections of any Property, Buyer or Buyer’s agents will carry not less than TWO MILLION DOLLARS ($2,000,000.00) in the aggregate, ONE MILLION DOLLARS ($1,000,000.00) per incident, comprehensive general liability insurance with contractual liability endorsement which insures Buyer’s indemnity obligations hereunder.  Upon request of Seller, Buyer will provide Seller with written evidence of same and/or provide Seller with a certificate of insurance naming Seller as an additional insured.  Any entry upon any Property for the taking of test samples shall be done in material compliance with industry standards and all such samples shall be properly disposed of by Buyer in compliance with all applicable laws, all at Buyer’s expense.

(b)Seller’s Due Diligence Materials contain copies of any agricultural leases or any land management that affect the Portfolio. During the Inspection Period, Buyer shall determine if it chooses to assume same at Closing, or if it elects to have Seller terminate same prior to Closing, at Seller’s sole cost and expense.
(c)If Buyer terminates this Contract in accordance with any of its terms, Buyer shall: (1) restore each Property to substantially the same condition that existed prior to Buyer’s entry on such Property; (2) promptly return Seller’s Due Diligence Materials to Seller as well as all tests, inspections, studies, reports, engineering data, plats, governmental submissions, or other data Buyer has completed and in Buyer’s possession as to the Portfolio (“Buyer’s Due Diligence Reports”) which Seller may use at its own risk; provided, however, Buyer may retain copies of Buyer’s Due Diligence Reports in accordance with its document retention policies and due to automatic archiving and back-up procedures and shall not be required to provide to Seller any confidential or attorney-client privileged information; (3) notify its relevant professionals and consultants of such termination and authorize them to release Buyer’s Due Diligence Reports to Seller for Seller’s use; and (4) at Seller’s option, use commercially reasonable efforts to transfer or assign, to the extent transferable or assignable, any permits, permit applications, zoning requests, or other such petitions or applications which have been obtained by Buyer regarding a Property.  Any release of the Deposit to Buyer shall be subject to Buyer providing to Seller a statement from an officer of Buyer certifying that Buyer has complied with the foregoing sentence.

6.Title.
(a)Within two (2) days after the Effective Date, Seller shall order, at Seller’s expense, a title insurance commitment (“Commitment”) for a title insurance policy on each Property, issued by an agent for a nationally recognized title insurance company (“Title Company”).  The Commitment shall also include legible copies of all documents referred to on the Commitment as affecting each Property.  The Commitment shall agree to issue to Buyer a title insurance policy (ALTA Form with Florida revisions), in the amount of the Purchase Price allocated to each Property, insuring Buyer’s title to such Property to be conveyed hereunder, subject only to those exceptions accepted by Buyer expressly referenced herein or provided for herein.  If Buyer does not terminate the Contract during the Inspection Period, Buyer agrees to take title to each Property subject to: (i) comprehensive land use plans, zoning, restrictions, prohibitions, and other requirements imposed by governmental authorities; (ii) restrictions and matters appearing on the plat (if any) or otherwise common to the subdivision (if one);
(iii) outstanding oil, gas and mineral rights of record without the right of entry; (iv) unplatted public utility easements of record; (v) real property taxes on the Portfolio not yet due and payable; and (vi) the restrictions and matters appearing of record in the Public Records of the County which Seller does not agree, during the Inspection Period, to have removed (“Permitted Exceptions”).  References to the foregoing documents (but not the plat) are referenced in Exhibit D attached hereto and by reference made a part hereof.  Other title exceptions may also be shown on the title insurance commitment, as the documents referenced in Exhibit D are not necessarily all of the exceptions to Seller’s title. Seller shall take such actions as are necessary so that prior to Closing, the exceptions for rights of parties other than the owner in possession, unrecorded easements, mechanics, materialmen’s and laborers’ liens, and any other monetary encumbrance not caused by Buyer are deleted by the Title Company.
(b)If the Commitment contains exceptions, restrictions or easements other than those set forth herein that are not acceptable to Buyer or if the Commitment is otherwise not acceptable to Buyer, Buyer may terminate the Contract during the Inspection Period, and in such event this Contract shall be null and void (except for those provisions which expressly survive termination of the Contract) and the Escrow Agent shall return to Buyer the Deposit, if any.
(c)Buyer shall have [****] from the date of receipt of the Commitment for each Property to examine the same.  If Buyer determines from the Commitment that the title to a Property is subject  to any exceptions not set forth in this Contract or that any of the exceptions on the Commitment are otherwise not acceptable to Buyer, then, Buyer may either  immediately terminate the Contract as set forth above or may, within the [****] review period, notify Seller to remove certain exceptions not set forth in this Contract, and Seller shall have [****] to elect whether or not to remove such exceptions and to provide Buyer proof of the removal, if Seller elects to cure or remove same.  Seller may elect not to cure any or all of the matters to which Buyer takes exception. If Seller is unwilling or unsuccessful in removing the exceptions that it has elected to cure or remove within that time, Buyer shall have the option of (1) accepting the title as it then is; or (2) demanding a return of the Deposit, thereby terminating this Contract.  If Seller is successful in removing the title exceptions it has chosen to cure within the permitted time period, then the closing of this Contract shall take place on the date specified in this Contract for closing.  Seller agrees that, if Seller agrees to attempt to remove the exceptions, Seller will use diligent effort to correct the exceptions within the time limit provided.
7.Survey.  Buyer, at Buyer’s expense, during the Inspection Period, may have each Property surveyed by a registered Florida surveyor.  Any such survey shall be certified to Seller.  If Buyer objects to any matter of Survey, the same shall be addressed in the same manner as title exceptions to which Seller objects as set forth in Paragraph 6.
8.Intentionally Omitted.
9.Closing Date. This Contract shall be closed and the closing documents delivered on the earlier of: (i) [****] following the expiration of the Inspection Period; or (ii) [****] (the “Closing”), unless modified by other provisions of this Contract.  Closing shall be held at a location of Seller’s choosing, however Buyer shall have the option of closing by mail or another registered delivery service.
10.Closing Costs.

[****]

11.Prorations.  Taxes and assessments shall be prorated through the day before Closing.  Taxes shall be prorated on the current taxes.  If Closing occurs on a date when the current year’s millage is not fixed and the current year’s assessments are not available, then taxes will be prorated on the prior year’s tax.
12.Intentionally Omitted.
13.[****]

14.Intentionally Omitted.
15.Intentionally Omitted.
16.Intentionally Omitted.
17.Intentionally Omitted.
18.Condemnation.  If, prior to the Closing Date, all of a Property or a part thereof shall be taken (or shall be given notice thereof) by any governmental authority under its power of eminent domain which would thereby materially interfere with Buyer’s intended operation or use of or access/ingress to such Property, Buyer shall have the option, to be exercised by written notice given to Seller not later than [****] after Buyer receives written notice of such taking from Seller, which notice shall be provided by Seller to Buyer within [****] after Seller’s receipt thereof:
(a)To take title to such Property on the Closing Date without any abatement or adjustment in the Purchase Price, in which event Seller shall assign its rights in the condemnation award to Buyer (or Buyer shall receive the condemnation award from Seller if it has already been paid before the Closing Date). If Buyer elects to take title to a Property that Seller has received a notice of condemnation from a governmental authority, Buyer shall have the right to negotiate the condemnation award with said governmental authority; or,
(b)To cancel this Contract, whereupon this Contract shall be null and void, the deposit shall be returned to Buyer, and neither party shall have any further right or remedy against the other except for those provisions which expressly survive the termination of this Contract.
19.Default.

(a)If Buyer fails to perform under this Contract within the time specified, including payment of all Deposits, [****].
(b)If, for any reason other than failure of Seller to make Seller’s title marketable after Seller’s best efforts, Seller fails, neglects or refuses to perform under this Contract, Buyer [****].
20.Attorneys’ Fees and Costs.  In any dispute, including, without limitation, litigation for breach, enforcement, specific performance, or interpretation, arising out of this Contract, the prevailing party shall be entitled to recover from the non-prevailing party reasonable attorneys’ fees, costs and expenses, but in no event will either party be liable for consequential damages.
21.No Broker.  Seller and Buyer each represent and warrant to the other that each party has not employed, retained or consulted any broker, agent or other finder with respect to the purchase of the Portfolio or this Contract.  Seller and Buyer agree to indemnify and hold the other harmless from and against any and all claims, demands, causes of action, debts, liabilities, judgments and damages (including costs and reasonable attorneys’ fees incurred in connection with the enforcement of this indemnity) which may be asserted or recovered against the other on account of any brokerage fee, commission, or other compensation arising in breach of this representation and warranty.  This warranty shall survive the Closing.
22.Escrow Agent.  The Escrow Agent is authorized, and agrees by acceptance of the Deposit, to deposit them promptly, hold same in escrow and, subject to clearance, disburse them in accordance with the terms and conditions of the Contract.  Failure of Buyer’s funds to clear shall not excuse Buyer’s performance; provided, however, Buyer shall not be in default under this Contract in the event that Escrow Agent, due to no fault of Buyer, is delayed in providing funds to Seller on the date of Closing.  If in doubt as to Escrow Agent’s duties or liabilities under the provisions of this Contract, the Escrow Agent may, at Escrow Agent’s option, continue to hold the subject matter of the escrow until the parties hereto agree to its disbursement or until a judgment of a court of competent jurisdiction shall determine the rights of the parties, or Escrow Agent may deposit same with the Clerk of the Circuit Court having jurisdiction of the dispute.  An attorney who represents a party and also acts as Escrow Agent may represent such party in such action.  Upon notifying all parties concerned of such action, all liability on the part of the Escrow Agent shall fully terminate, except to the extent of accounting for any items previously delivered out of escrow.  Any suit between Buyer and Seller wherein Escrow Agent is made a party because of acting as Escrow Agent hereunder, or in any suit wherein Escrow Agent interpleads the subject matter of the escrow, Escrow Agent shall recover reasonable attorneys’ fees and costs incurred with these amounts to be paid from and out of the escrowed funds or equivalent and charged and awarded as court costs in favor of the prevailing party.  The Escrow Agent shall not be liable to any party or person for misdelivery to Buyer or Seller of items subject to the escrow, unless such misdelivery is due to willful breach of the provisions of the Contract or gross negligence of the Escrow Agent.
23.[****].
24.Miscellaneous.
(a)Effective Date.  The “Effective Date” shall be the date on which the last of Seller and Buyer executes this Contract.
(b)Time.  Time is of the essence in this Contract.  Any expiration date that falls on a non-Business Day shall be extended until 5:00 PM EST of the next Business Day.  For purposes of this Contract, the term “Business Day” shall be a day other than a Saturday, a Sunday or a day on which commercial bank are authorized or required to be closed in the State of Florida.
(c)Assignment.  Buyer may assign this Contract, in its entirety, to any affiliate of Buyer without the consent of Seller. An “affiliate of Buyer” shall mean a person or business entity, corporate or otherwise, that directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with Buyer. Furthermore, Buyer may, in Buyer’s sole and absolute discretion, partially assign this Contract to any affiliate of Buyer such that a Property or a group of Properties may be purchased by an affiliate of Buyer in various separate transactions; provided, however, Buyer shall remain liable for all of Buyer’s obligations under this Contract until the closing of the sale of any Property under such partial assignment. Seller shall not be permitted to assign this Contract without the consent of Buyer.
(d)Entire Agreement.  This Contract, together with all Exhibits attached hereto which are incorporated into this Contract by this reference, represents the entire agreement between the parties as to the subject matter set forth herein.
(e)Authority.  Seller and Buyer represent, warrant and covenant to the other that the execution and delivery of this Contract will not result in a breach of any of the terms of, or constitute a default under, any (i) indenture, contract or instrument to which Seller is a party or by which Seller or a Property is bound, or (ii) law, order, ruling, ordinance, rule, order or regulation with respect to Seller or a Property or the use or construction thereof.  [****]

(f)OFAC.  Buyer represents that Buyer is not a person or entity with whom Seller is restricted from doing business with under regulations of the Office of Foreign Asset Control (“OFAC”) of the Department of the Treasury (including, but not limited to, the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action and is not and shall not engage in any dealings or transactions or be otherwise associated with such person or entities.  Buyer is not acting, directly or indirectly for, or on behalf of, any person, group, entity or nation named by any Executive Order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism) or the United States Treasury Department as a terrorist, “Specially Designated National and Blocked Person,” or other banned or blocked person, entity, or nation pursuant to any law that is enforced or administered by the Office of Foreign Asset Control, and is not engaging in the transactions contemplated by this Agreement, directly or indirectly, on behalf of, or instigating or facilitating such transactions, directly or indirectly, on behalf of, any such person, group, entity or nation.
(g)Merger.  No prior or present agreements or representations shall be binding upon Buyer or Seller unless specifically included in this Contract.
(h)Modifications.  No modification or amendment to the terms of this Contract shall be valid or binding upon the parties unless such modification or amendment is reduced to a writing executed by the parties.

(i)Severability and Waiver. In the event that any provision of this Contract shall be held to be invalid or unenforceable, that provision shall be deleted herefrom without affecting, in any respect whatsoever, the validity of the remainder of this Contract, unless so severing would impair a party’s material right or materially increase a party’s burden.  No waiver of any provisions hereof shall be binding, unless executed in writing by the party making the waiver.  No waiver of any of the provisions of this Contract shall be deemed or inferred from a party’s conduct or for any other reason, nor shall any waiver of a provision constitute a waiver of any other provisions, whether or not similar.  No waiver of any provision hereof shall constitute a continuing waiver.
(j)Construction.  The language used in this Contract will be construed according to its fair and common meaning and will not be construed more stringently against or more liberally for, either party.  The use of singular in this Contract shall include the plural and vice versa and the use of one gender shall include all other genders.  The section headings used herein are for convenience or reference only and are not intended to augment, qualify, explain or vary the content of this Contract, or limit the provisions or scope of any section hereof.
(k)Survival.  Except as expressly set forth in this Contract, all indemnities, covenants, agreements, warranties, and representations made by the parties to this Contract shall survive Closing.
(l)Florida Contract.  The parties agree that this Contract shall be construed in accordance with the laws of the State of Florida.

(m)Interpretation.  Buyer and Seller acknowledge and agree that both parties participated in the drafting of this Contract and in the event of any conflict, ambiguity or discrepancy herein, this Contract or such provision shall not be construed against Seller due to Seller having drafted this Contract or such provision.
(n)Notice.  Any notice required or permitted to be given under this Contract shall be in writing and shall be deemed to be an adequate and sufficient notice if given in writing and service is made either by: (1) regular mail, in which case the notice shall be deemed received the date of such delivery by the U.S. Postal Services; (2) certified mail, in which case, the notice shall be deemed to have been given when such letter is received or refused by the addressee; (3) hand delivery, in which case the notice shall be deemed received the date of such personal delivery; (4) electronic mail (“e-mail”) (when provided by another delivery method contained herein), in which case the notice shall be deemed received at the time of being sent by e-mail if delivery is confirmed by a time stamped email generated by sender’s e-mail program, which confirms that the e-mail was successfully transmitted in its entirety and provided the e-mail was forwarded prior to 5:00 p.m. Eastern Time, and if forwarded after 5:00 p.m. Eastern Time shall be deemed to have been received on the next succeeding Business Day; or (5) overnight delivery, in which case the notice shall be deemed received upon receipt at the address to which it is delivered, except that if delivery is not accepted, notice shall be deemed given on the date of such non-acceptance.  For the purpose of calculating time limits which run from the giving of a particular notice the time shall be calculated from receipt of the notice as determined by this Paragraph.  Such notices shall be given to the parties hereto at the following addresses:
As to Seller:
[****]

With a copy to: [****]
And, with a copy to:

[****]

As to Buyer:
[****]

With a copy to:
[****]

Any party may change the address to where notices are required to be delivered hereunder by delivering notice in accordance with this Section.  If any party represented by legal counsel, such legal counsel is authorized to give notice or make deliveries under this Contract directly to the other party on behalf of his or her client, and the same shall be deemed proper notice or delivery hereunder if given or made in the manner hereinabove specified.

25.Counterparts.  This Contract may be executed in multiple counterparts all of which taken together shall constitute one executed original.  PDF signatures shall be considered original signatures.
26.Covenants of Seller. Seller covenants and agrees that after the Effective Date, Seller shall not, without the prior written consent of Buyer, enter into any new leases, ground leases, or other material contractual obligations or arrangements related to the Portfolio, nor make any material amendments to any existing contractual obligations of Seller relating to the Portfolio, including the Third Party Contracts or other agreements with any other third party. For the avoidance of doubt, however, Seller shall be permitted to close any transactions pursuant to any

Third Party Contracts entered prior to the Effective Date provided that Seller provide Buyer complete and accurate copies of the documentation relating to such transactions.

[Signatures begin on following page]

IN WITNESS WHEREOF, the parties have hereunto set their respective hands and seals the day and year written below their signatures hereto.

“SELLER”

CRISP39 - 3 LLC,

a Florida limited liability company

By:Crisp39 SPV LLC,

a Florida limited liability company,

its sole member

By:      CTO TRS Crisp39 LLC,

              a Delaware limited liability company,

              its Manager

By:CTO Realty Growth, Inc. (f/k/a Consolidated-Tomoka Land Co.),

a Maryland corporation,

its sole member

By: /s/ John P. Albright

Name: John P. Albright

Title: President and Chief Executive

Officer

Date: June 23, 2021

Signature Page

11129600

CRISP39 - 4 LLC,

a Florida limited liability company

By:Crisp39 SPV LLC,

a Florida limited liability company,

its sole member

By:      CTO TRS Crisp39 LLC,

              a Delaware limited liability company,

              its Manager

By:CTO Realty Growth, Inc. (f/k/a Consolidated-Tomoka Land Co.),

a Maryland corporation,

its sole member

By: /s/ John P. Albright

Name: John P. Albright

Title: President and Chief Executive

Officer

Date: June 23, 2021

Signature Page

11129600

CRISP39 - 6 LLC,

a Florida limited liability company

By:Crisp39 SPV LLC,

a Florida limited liability company,

its sole member

By:      CTO TRS Crisp39 LLC,

              a Delaware limited liability company,

              its Manager

By:CTO Realty Growth, Inc. (f/k/a Consolidated-Tomoka Land Co.),

a Maryland corporation,

its sole member

By: /s/ John P. Albright

Name: John P. Albright

Title: President and Chief Executive

Officer

Date: June 23, 2021

Signature Page

11129600

CRISP39 - 7 LLC,

a Florida limited liability company

By:Crisp39 SPV LLC,

a Florida limited liability company,

its sole member

By:      CTO TRS Crisp39 LLC,

              a Delaware limited liability company,

              its Manager

By:CTO Realty Growth, Inc. (f/k/a Consolidated-Tomoka Land Co.),

a Maryland corporation,

its sole member

By: /s/ John P. Albright

Name: John P. Albright

Title: President and Chief Executive

Officer

Date: June 23, 2021

Signature Page

11129600

CRISP39 - 8 LLC,

a Florida limited liability company

By:Crisp39 SPV LLC,

a Florida limited liability company,

its sole member

By:      CTO TRS Crisp39 LLC,

              a Delaware limited liability company,

              its Manager

By:CTO Realty Growth, Inc. (f/k/a Consolidated-Tomoka Land Co.),

a Maryland corporation,

its sole member

By: /s/ John P. Albright

Name: John P. Albright

Title: President and Chief Executive

Officer

Date: June 23, 2021

Signature Page

11129600

“BUYER”
TIMBERLINE ACQUISITION PARTNERS, LLC, a Texas limited liability company [****] Date: June 23, 2021

[Signatures continue on following page]

Signature Page

11129600

ESCROW AGENT’S ACKNOWLEDGMENT

The undersigned hereby: (i) accepts the escrow created by the foregoing Contract; (ii) expressly acknowledges the obligations of Escrow Agent contained in the Contract; and (iii) agrees to act in accordance with the terms of the Contract as Escrow Agent.

“ESCROW AGENT” [****]

Signature Page

11129600

JOINDER

CTO Realty Growth, Inc. hereby joins in this Contract for Sale and Purchase for the sole and limited purpose of guarantying the obligations of Seller to Buyer hereunder, but only to the extent that (a) the Closing occurs and (b) Seller expressly has liability to Buyer under this Agreement.  From and after the Closing, such obligations of the undersigned and Seller under this Agreement shall be joint and several.

In witness whereof, the undersigned has executed this Joinder as of June 23, 2021.

CTO REALTY GROWTH, INC.,

a Maryland corporation

By:/s/ John P. Albright

Name: John P. Albright

Title: President and Chief Executive

Officer

Signature Page

11129600

E X H I B I T A

LEGAL DESCRIPTION

Site 150a

A PORTION OF PARCEL 34 AND PARCEL 41, LYING WITHIN SECTIONS 3 AND 4, TOWNSHIP 15 SOUTH, RANGE 32 EAST, VOLUSIA COUNTY, FLORIDA, AS DESCRIBED IN THAT CERTAIN WARRANTY DEED RECORDED IN OFFICIAL RECORDS BOOK 4785, PAGE 4805 OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCE AT THE INTERSECTION OF THE EASTERLY RIGHT OF WAY LINE OF INTERSTATE 95 (STATE ROAD 9) WITH THE NORTH LINE OF SECTION 4, TOWNSHIP 15 SOUTH, RANGE 32 EAST; THENCE S16°53'56"E ALONG SAID EASTERLY RIGHT OF WAY LINE, 130.15 FEET TO THE SOUTHERLY RIGHT OF WAY LINE OF FLOMICH AVENUE EXTENSION, A 125.00 FOOT RIGHT OF WAY AS DESCRIBED IN OFFICIAL RECORDS BOOK 367, PAGE 68, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE N89°16'32"E ALONG SAID SOUTHERLY RIGHT OF WAY LINE, 254.31 FEET TO THE POINT OF BEGINNING; THENCE CONTINUE ALONG SAID SOUTHERLY RIGHT OF WAY LINE, N89°16'15"E, 1,726.89 FEET; THENCE S16°20'49"E, 1496.10 FEET TO THE NORTH LINE OF THAT PROPERTY DESCRIBED IN OFFICIAL RECORDS BOOK 4442, PAGE 4396, SAID PUBLIC RECORDS; THENCE S79°44'19"W ALONG SAID NORTH LINE, 920.17 FEET TO THE NORTHWEST CORNER OF SAID PROPERTY; THENCE ALONG THE WEST LINE OF SAID PROPERTY, S16°25'10"E, 1129.15 FEET TO A POINT ON THE NORTHERLY LINE OF THAT PROPERTY DESCRIBED IN OFFICIAL RECORDS BOOK 4047, PAGE 505 OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE CONTINUING ALONG SAID NORTHERLY LINE THE FOLLOWING 14 CALLS: N77°11'51"E, 22.94 FEET; THENCE S45°29'16"E, 19.45 FEET; THENCE S75°20'53"E, 30.25 FEET; THENCE S11°05'05"E, 19.26 FEET; THENCE S40°04'31"W, 28.47 FEET; THENCE S38°11'48"E, 51.91 FEET; THENCE S36°22'10"E, 45.99 FEET; THENCE S33°52'22"E, 53.39 FEET; THENCE S47°15'09"E, 15.49 FEET; THENCE S05°22'39"E, 50.94 FEET; THENCE S69°29’31"W, 21.16 FEET; THENCE S46°31'28"E, 28.29 FEET; THENCE S15°02'27"W, 56.98 FEET; THENCE S28°30'39"W, 52.45 FEET TO A POINT ON THE WESTERLY LINE OF AFORESAID PROPERTY RECORDED IN OFFICIAL RECORDS BOOK 4442, PAGE 4396 OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE ALONG SAID WESTERLY LINE, THENCE S16°25'10"E, 663.66 FEET TO THE SOUTHWEST CORNER OF OFFICIAL RECORDS BOOK 4442, PAGE 4396; THENCE ALONG THE SOUTH LINE OF SAID OFFICIAL RECORDS BOOK 4442, PAGE 4396, N73°34'50"E, 2115.35 FEET TO A POINT ON AFORESAID WESTERLY RIGHT OF WAY LINE OF WILLIAMSON BOULEVARD; THENCE ALONG SAID WESTERLY RIGHT OF WAY LINE, S16°25'24"E, 1198.77 FEET TO THE NORTH RIGHT OF WAY LINE OF GATEWAY NORTH DRIVE, A 70.00 FOOT RIGHT OF WAY PER OFFICIAL RECORDS BOOK 6289, PAGE 938, PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE

ALONG SAID NORTHERLY RIGHT OF WAY LINE THE FOLLOWING 21 CALLS: S73°34’36”W, 22.50 FEET; THENCE N16°25’24”W, 15.00 FEET; THENCE S73°34’36”W, 10.00 FEET; THENCE S16°25’24”E, 15.00 FEET; THENCE S73°34'36"W, 112.65 FEET TO THE BEGINNING OF A CURVE, CONCAVE SOUTHERLY, HAVING A RADIUS OF 325.00 FEET AND CENTRAL ANGLE OF 23°32'20"; THENCE IN A WESTERLY DIRECTION ALONG THE ARC OF SAID CURVE, 133.52 FEET; THENCE S50°02'18"W, 104.82 FEET TO THE BEGINNING OF A CURVE, CONCAVE NORTHERLY, HAVING A RADIUS OF 275.00 FEET AND CENTRAL ANGLE OF 14°12'11"; THENCE IN A WESTERLY DIRECTION ALONG THE ARC OF SAID CURVE, 68.17 FEET; THENCE S64°14'26"W, 65.59 FEET TO THE BEGINNING OF A CURVE, CONCAVE NORTHERLY, HAVING A RADIUS OF 775.00 FEET AND CENTRAL ANGLE OF 11°30'24"; THENCE IN A WESTERLY DIRECTION ALONG THE ARC OF SAID CURVE, 155.64 FEET; THENCE N14°15'10"W, 10.00 FEET TO THE BEGINNING OF A NON-TANGENT CURVE, CONCAVE NORTHERLY, HAVING A RADIUS OF 765.00 FEET AND CENTRAL ANGLE OF 09°02'46" WITH A CHORD BEARING S80°16'13"W, 120.65 FEET; THENCE IN A WESTERLY DIRECTION ALONG THE ARC OF SAID CURVE, 120.78 FEET; THENCE S84°47'31"W, 408.62 FEET TO THE BEGINNING OF A CURVE, CONCAVE NORTHEASTERLY, HAVING A RADIUS OF 25.00 FEET AND CENTRAL ANGLE OF 90°00'00"; THENCE IN A NORTHWESTERLY DIRECTION ALONG THE ARC OF SAID CURVE, 39.27 FEET; THENCE N84°47'31"E, 70.00 FEET TO THE BEGINNING OF A NON-TANGENT CURVE, CONCAVE NORTHWESTERLY, HAVING A RADIUS OF 25.00 FEET AND CENTRAL ANGLE OF 90°00'00" WITH A CHORD BEARING S39°47'31"W, 35.36 FEET; THENCE IN A SOUTHWESTERLY DIRECTION ALONG THE ARC OF SAID CURVE, 39.27 FEET; THENCE S84°47'31"W, 99.70 FEET TO THE BEGINNING OF A CURVE, CONCAVE NORTHEASTERLY, HAVING A RADIUS OF 665.00 FEET AND CENTRAL ANGLE OF 31°42'58"; THENCE IN A NORTHWESTERLY DIRECTION ALONG THE ARC OF SAID CURVE, 368.11 FEET; THENCE N63°29'31"W, 48.71 FEET; THENCE S26°30'29"W, 10.00 FEET; THENCE N63°29'31"W, 429.29 FEET TO THE NORTHEAST CORNER OF SAID GATEWAY NORTH DRIVE; THENCE ALONG THE NORTHERLY RIGHT OF WAY LINE OF SAID GATEWAY NORTH DRIVE, S26°30'29"W, 50.00 FEET TO THE SOUTHERLY RIGHT OF WAY LINE AND THE NORTHWEST CORNER OF SAID GATEWAY NORTH DRIVE AND THE BEGINNING OF A NON-TANGENT CURVE, CONCAVE EASTERLY, HAVING A RADIUS OF 370.41 FEET AND CENTRAL ANGLE OF 51°11'07" WITH A CHORD BEARING N37°53'58"W 320.01 FEET; THENCE IN A NORTHWESTERLY DIRECTION ALONG THE ARC OF SAID CURVE AND THE EASTERLY LINE OF THE PLAT OF 95-LPGA SUBDIVISION RECORDED IN MAP BOOK 61, PAGE 12 OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA, 330.91 FEET; THENCE CONTINUING ALONG SAID EASTERLY LINE, N12°18'24"W, 167.03 FEET TO THE NORTHEAST CORNER OF SAID PLAT; THENCE ALONG THE NORTH LINE OF SAID 95-LPGA, S73°07'25"W, 826.38 FEET TO THE EASTERLY RIGHT OF WAY LINE OF I-95 (S.R. 9) PER FLORIDA DEPARTMENT OF TRANSPORTATION RIGHT OF WAY MAP SECTION 79002-2424 AND THE BEGINNING OF A NON-TANGENT CURVE, CONCAVE EASTERLY, HAVING A RADIUS OF 2095.46 FEET AND CENTRAL ANGLE OF 04°32'37" WITH A CHORD BEARING N20°18'58"W, 166.13 FEET; THENCE IN A NORTHERLY DIRECTION ALONG THE ARC OF SAID CURVE AND SAID EASTERLY RIGHT OF WAY

LINE OF I-95, 166.18 FEET; THENCE CONTINUING ALONG SAID EASTERLY RIGHT OF WAY LINE, N18°02'39"W, 1486.14 FEET; THENCE CONTINUING ALONG SAID EASTERLY RIGHT OF WAY LINE, N16°53'56"W, 2237.51 FEET TO THE SOUTHWEST CORNER OF THAT FLORIDA DEPARTMENT OF TRANSPORTATION WATER RETENTION AREA, PARCEL NO. 100 - PART A, AS DESCRIBED IN OFFICIAL RECORDS BOOK 4194, PAGE 1536 OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE DEPARTING SAID EASTERLY RIGHT OF WAY LINE AND ALONG THE SOUTH LINE OF SAID PARCEL 100 - PART A, N73°06'16"E, 92.33 FEET TO THE SOUTHEAST CORNER OF SAID PARCEL 100 - PART A AND THE BEGINNING OF A NON-TANGENT CURVE, CONCAVE WESTERLY, HAVING A RADIUS OF 2133.49 FEET AND CENTRAL ANGLE OF 05°04'28" WITH A CHORD BEARING N02°30'20"E, 188.89 FEET; THENCE IN A NORTHERLY DIRECTION ALONG THE ARC OF SAID CURVE AND THE EAST LINE OF SAID PARCEL 100 - PART A, 188.95 FEET; THENCE CONTINUING ALONG SAID EASTERLY LINE, N05°02'34"E, 125.10 FEET TO THE BEGINNING OF A CURVE, CONCAVE WESTERLY, HAVING A RADIUS OF 2033.50 FEET AND CENTRAL ANGLE OF 03°27'35"; THENCE IN A NORTHEASTERLY DIRECTION ALONG THE ARC OF SAID CURVE, 122.79 FEET TO THE POINT OF BEGINNING.

LESS AND EXCEPT:

A PORTION OF THOSE LANDS DESCRIBED IN OFFICIAL RECORDS BOOK 4035, PAGE 3550 AS RECORDED IN THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA, ALSO LYING IN SECTION 4, TOWNSHIP 15 SOUTH, RANGE 32 EAST OF SAID COUNTY AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: FOR A POINT OF REFERENCE, COMMENCE AT A FOUND 4" X 4" CONCRETE MONUMENT STAMPED 5a4 F.D.O.T. BEING THE NORTHWEST CORNER OF SAID SECTION 4, LYING ON THE NORTH RIGHT-OF-WAY LINE OF FLOMICH AVENUE EXTENSION (A 125 FOOT RIGHT-OF-WAY AS RECORDED IN OFFICIAL RECORDS BOOK 367, PAGE 68 OF SAID PUBLIC RECORDS); THENCE NORTH 89°16’32" EAST ALONG THE NORTH LINE OF SAID SECTION 4 AND ALONG THE NORTH RIGHT-OF-WAY LINE OF SAID FLOMICH AVENUE EXTENSION, 1156.55 FEET TO THE EAST RIGHT-OF-WAY LINE OF STATE ROAD NO. 9, INTERSTATE 95 A 300 FOOT LIMITED ACCESS RIGHT-OF-WAY AS SHOWN ON FLORIDA DEPARTMENT OF TRANSPORTATION RIGHT-OF-WAY MAP SECTION NO. 79002-2436); THENCE LEAVING SAID NORTH LINE SOUTH 16° 53’ 44" EAST ALONG SAID EAST RIGHT-OF-WAY LINE OF STATE ROAD NO. 9 TO THE SOUTH RIGHT-OF-WAY LINE OF SAID FLOMICH AVENUE EXTENSION, 130.15 FEET TO THE POINT OF BEGINNING; THENCE LEAVING SAID EAST RIGHT-OF-WAY LINE OF STATE ROAD NO. 9 NORTH 89°16'32" EAST ALONG SAID SOUTH RIGHT-OF-WAY LINE OF FLOMICH AVENUE EXTENSION, 253.68 FEET TO THE BEGINNING OF A CURVE, CONCAVE WESTERLY AND HAVING A CENTRAL ANGLE OF 03°27'35" AND A RADIUS OF 2033.49 FEET; THENCE SOUTHERLY 122.79 FEET ALONG THE ARC OF SAID CURVE, SAID ARC BEING SUBTENDED BY A CHORD BEARING OF SOUTH 03°18’46" WEST AND A CHORD DISTANCE OF 122.77 FEET TO THE POINT OF TANGENCY OF

SAID CURVE; THENCE SOUTH 05°02'34" WEST, 125.10 FEET TO THE BEGINNING OF A CURVE, CONCAVE EASTERLY HAVING A CENTRAL ANGLE OF 05°04'28" AND A RADIUS OF 2133.49 FEET; THENCE SOUTHERLY ALONG THE ARC OF SAID CURVE, AN ARC DISTANCE OF 188.95 FEET, SAID ARC BEING SUBTENDED BY A CHORD BEARING OF SOUTH 02°30’20" WEST AND A CHORD DISTANCE OF 188.89 FEET TO THE POINT OF TANGENCY OF SAID CURVE; THENCE SOUTH 73°06'16" WEST TO THE EAST RIGHT-OF-WAY LINE OF SAID STATE ROAD NO. 9 A DISTANCE OF 91.75 FEET; THENCE NORTH 16°53'44" WEST ALONG SAID EAST RIGHT-OF-WAY LINE OF STATE ROAD NO. 9 A DISTANCE OF 480.07 FEET TO THE POINT OF BEGINNING.

Site 109a2/c/d/e

A PORTION OF SECTION 3, TOWNSHIP 15 SOUTH, RANGE 32 EAST, VOLUSIA COUNTY, FLORIDA, BEING DESCRIBED AS FOLLOWS: COMMENCE AT THE NORTHWEST CORNER OF THE SOUTHWEST 1/4 OF SAID SECTION 3, THENCE N.89°58’51”E., ALONG THE NORTH LINE OF THE SOUTHWEST 1/4 OF SAID SECTION 3 A DISTANCE OF 610.89 FEET TO THE POINT OF BEGINNING OF THE HEREIN DESCRIBED PARCEL OF LAND; THENCE N.16°25’02”W., A DISTANCE OF 1559.71 FEET; THENCE N.72°11’43”E., A DISTANCE OF 763.82 FEET TO A POINT ON THE WESTERLY LINE OF THAT CERTAIN ‘POND 1 DRAINAGE EASEMENT’ AS RECORDED IN JOINT USE AGREEMENT IN OFFICIAL RECORDS BOOK 5927, PAGE 2831, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA, THENCE ALONG THE BOUNDARY OF SAID ‘POND 1 DRAINAGE EASEMENT’ FOR THE FOLLOWING SEVEN (7) COURSES; THENCE N.18°29’25”E., A DISTANCE OF 48,17 FEET; THENCE N.51°55’03”E., A DISTANCE OF 64.13 FEET; THENCE N.18°08’27”E., A DISTANCE OF 129.01 FEET; THENCE N.37°21’57”E., A DISTANCE OF 25.07 FEET; THENCE N.56°35’27”E., A DISTANCE OF 16.83 FEET; THENCE N.41°14’23”E., A DISTANCE OF 46.80 FEET; THENCE S.78°11’53”E., A DISTANCE OF 21.56 FEET TO THE WEST LINE OF THAT CERTAIN ‘POND 801B’ DRAINAGE EASEMENT AS RECORDED IN OFFICIAL RECORDS BOOK 5927, PAGE 2831 OF SAID PUBLIC RECORDS; THENCE N.02°57’00”E,, ALONG SAID WEST LINE A DISTANCE OF 458.07 FEET TO THE SOUTH RIGHT OF WAY LINE OF STRICKLAND RANGE ROAD; THENCE N.88°59152”E., ALONG SAID SOUTH RIGHT OF WAY LINE A DISTANCE OF 234.43 FEET TO THE WESTERLY RIGHT OF WAY LINE OF CLYDE MORRIS BOULEVARD; THENCE ALONG SAID WESTERLY RIGHT OF WAY LINE FOR THE FOLLOWING THREE (3) COURSES; THENCE S.19°32’27”E., A DISTANCE OF 1009.80 FEET TO THE POINT OF CURVATURE OF A CURVE TO THE LEFT, HAVING: A RADIUS OF 5799.58 FEET, A CENTRAL ANGLE OF 05°53’47, A CHORD BEARING OF S.22°29’20”E. AND A CHORD LENGTH OF 596.58 FEET; THENCE ALONG THE ARC OF SAID CURVE, AN ARC LENGTH OF 596.84 FEET TO THE POINT OF TANGENCY OF SAID CURVE; THENCE S.25°26’14”E., A DISTANCE OF 649.85 FEET TO THE NORTH LINE OF THAT CERTAIN PARCEL OF LAND DESCRIBED IN OFFICIAL RECORDS BOOK 6053, PAGE 3147, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA, THENCE ALONG THE BOUNDARY OF SAID PARCEL OF LAND FOR THE FOLLOWING TEN (10) COURSES; THENCE S.63°33’46”W., A DISTANCE OF 347.31 FEET; THENCE S.23°14’27”W., A DISTANCE OF 39.40 FEET; THENCE S,10°17’55”W, A DISTANCE OF

53.85 FEET; THENCE S.14°’01’03”E., A DISTANCE OF 24.60 FEET; THENCE S.65°44’40”E., A DISTANCE OF 30.71 FEET; THENCE S.03°58’17”W., A DISTANCE OF 22.92 FEET; THENCE 5.34°31’40”W., A DISTANCE OF 44.52 FEET; THENCE S.46°57’19”W., A DISTANCE OF 9.34 FEET; THENCE S.28°26’14”E., A DISTANCE OF 39.53 FEET; THENCE N.63°33’46”E., A DISTANCE OF 450.00 FEET TO THE AFOREMENTIONED WESTERLY RIGHT OF WAY LINE OF CLYDE MORRIS BOULEVARD: THENCE ALONG SAID WESTERLY RIGHT OF WAY LINE FOR THE FOLLOWING THREE (3) COURSES; THENCE S.25°26’14”E, A DISTANCE OF 424.14 FEET TO THE POINT OF CURVATURE OF A CURVE TO THE RIGHT, HAVING: A RADIUS OF 1030.00 FEET, A CENTRAL ANGLE OF 13°12’40, A CHORD BEARING OF S.18°49’54E. AND A CHORD LENGTH OF 236.97 FEET; THENCE ALONG THE ARC OF SAID CURVE, AN ARC LENGTH OF 237.50 FEET TO THE POINT OF TANGENCY; THENCE S.12°13’34”E., A DISTANCE OF 440.48 FEET TO THE NORTH LINE OF THAT CERTAIN PARCEL OF LAND DESCRIBED IN OFFICIAL RECORDS BOOK 6196, PAGE 4237, OF SAID PUBLIC RECORDS, THENCE ALONG THE BOUNDARY OF SAID PARCEL OF LAND FOR THE FOLLOWING THREE (3) COURSES; THENCE S.77°46’26”W., A DISTANCE OF 180.00 FEET; THENCE S.26°04’08”W., A DISTANCE OF 247.80 FEET; THENCE S.25°38’09”E., A DISTANCE OF 180,00 FEET TO THE NORTHERLY RIGHT OF WAY LINE OF LPGA BOULEVARD; THENCE S.64°21’51”W., ALONG SAID NORTHERLY RIGHT OF WAY LINE A DISTANCE OF 1189.65 FEET TO THE EASTERLY LINE OF THAT CERTAIN PARCEL OF LAND DESCRIBED IN OFFICIAL RECORDS BOOK 7385, PAGE 3472, OF SAID PUBLIC RECORDS; THENCE ALONG THE BOUNDARY OF SAID PARCEL OF LAND FOR THE FOLLOWING NINETEEN (19) COURSES; THENCE N.40°24’42”E., A DISTANCE OF 34.19 FEET; THENCE N.57°12’18”W, A DISTANCE OF 19.54 FEET; THENCE N.16°02’22”E., A DISTANCE OF 31.74 FEET; THENCE N.16°46’27”E., A DISTANCE OF 28.56 FEET; THENCE N.28°31’49”E., A DISTANCE OF 109.25 FEET; THENCE N.10°54’58”W., A DISTANCE OF 38.18 FEET; THENCE N.41°26’58”W., A DISTANCE OF 51.09 FEET; THENCE N.44’20’23”W., A DISTANCE OF 2525 FEET; THENCE N.05°25’52”W,, A DISTANCE OF 42.34 FEET; THENCE N.30°10’13”E., A DISTANCE OF 50.15 FEET; THENCE N.50°46’03”E., A DISTANCE OF 10.26 FEET; THENCE N.42°15’23”E,, A DISTANCE OF 34.02 FEET; THENCE N.45°57’18”W., A DISTANCE OF 46.99 FEET; THENCE N.32°23104T., A DISTANCE OF 45.41 FEET; THENCE N.50°36’36”W., A DISTANCE OF 81.66 FEET; THENCE N.40°15’47”W., A DISTANCE OF 58.23 FEET; THENCE N.37’24’29”W., A DISTANCE OF 24.80 FEET; THENCE N.14°52’36”E., A DISTANCE OF 12.22 FEET; THENCE S.64°22’11”W., A DISTANCE OF 43.15 FEET TO A POINT ON THE EASTERLY LINE OF ‘TRACT A’ OF LPGA BOULEVARD P.C.D. UNIT 1, AS RECORDED IN MAP BOOK 52, PAGES 133 THROUGH 135, OF SAID PUBLIC RECORDS; THENCE ALONG THE BOUNDARY OF SAID ‘TRACT A’ FOR THE FOLLOWING THIRTEEN (13) COURSES; THENCE N.80°10”06”W., A DISTANCE OF 32.22 FEET; THENCE N.18°48’50”E,, A DISTANCE OF 26.53 FEET; THENCE N.46°58’58”E., A DISTANCE OF 30.15 FEET; THENCE N.40°18’30”E., A DISTANCE OF 36.19 FEET; THENCE N.05°57’33”W., A DISTANCE OF 24.60 FEET; THENCE N.65°27’22E., A DISTANCE OF 18.42 FEET; THENCE N.18°46’51”E., A DISTANCE OF 74.96 FEET; THENCE N.02°57’20”E., A DISTANCE OF 57,65 FEET; THENCE N.00°44’42”W., A DISTANCE OF 46.40 FEET; THENCE N.43°26101”W., A

DISTANCE OF 39.44 FEET; THENCE N.62°03’57”W,, A DISTANCE OF 43.84 FEET; THENCE N.17°55’08”W,, A DISTANCE OF 34.52 FEET; THENCE N.22°52’15”E., A DISTANCE OF 4.50 FEET; THENCE S.64°19’10”W,, A DISTANCE OF 289.42 FEET TO A POINT OF THE EAST LINE OF THAT CERTAIN PARCEL OF LAND RECORDED IN OFFICIAL RECORDS BOOK 7198, PAGE 134, OF SAID PUBLIC RECORDS; THENCE ALONG THE BOUNDARY OF SAID PARCEL FOR THE FOLLOWING THREE (3) COURSES; THENCE N.25°40’05”W., A DISTANCE OF 250.00 FEET; THENCE N.64°18’45”E., A DISTANCE OF 2772 FEET; THENCE N.25°41’15”W., A DISTANCE OF 439.67 FEET; THENCE N.16°25’02”W., A DISTANCE OF 338.78 FEET TO THE POINT OF BEGINNING

PARCEL CONTAINS 118.040 ACRES, MORE OR LESS.

Site 109b

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF VOLUSIA, STATE OF FLORIDA, AND DESCRIBED AS FOLLOWS:

PORTIONS OF SECTIONS 3 AND 4, TOWNSHIP 15 SOUTH, RANGE 32 EAST, VOLUSIA COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCE AT THE NORTHWEST CORNER OF THE NORTHWEST ¼ OF SAID SECTION 3; THENCE S.00°03’52”W., ALONG THE WEST LINE OF SAID NORTHWEST 1/4, A DISTANCE OF 125.02 FEET TO A POINT ON THE SOUTH RIGHT OF WAY LINE OF STRICKLAND RANGE ROAD, SAID POINT BEING THE POINT OF BEGINNING OF THE HEREIN DESCRIBED PARCEL OF LAND; THENCE N.88°59’52”E., ALONG SAID SOUTH RIGHT OF WAY LINE A DISTANCE OF 1339.88 FEET TO AN INTERSECTION WITH THE WESTERLY RIGHT OF WAY LINE OF CLYDE MORRIS BOULEVARD, ACCORDING TO VOLUSIA COUNTY RIGHT OF WAY MAP NUMBER 2157, DATED 07/1989; THENCE ALONG SAID WESTERLY RIGHT OF WAY LINE FOR THE FOLLOWING TWO (2) COURSES; THENCE S.19°32’27”E., A DISTANCE OF 1009.80 FEET TO THE POINT OF CURVATURE OF A CURVE TO THE LEFT, HAVING A RADIUS OF 5799.58 FEET, A CENTRAL ANGLE OF 00°50’40”, A CHORD BEARING OF S.19°57’47”E. AND A CHORD LENGTH OF 85.48 FEET; THENCE ALONG THE ARC OF SAID CURVE, AN ARC LENGTH OF 85.48 FEET TO THE END OF SAID CURVE; THENCE DEPARTING SAID WESTERLY RIGHT OF WAY LINE RUN S.89°52’04”W., A DISTANCE OF 479.78 FEET TO THE EAST LINE OF THAT CERTAIN DRAINAGE EASEMENT DESCRIBED IN OFFICIAL RECORDS BOOK 5927, PAGE 2843, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE ALONG THE EAST, NORTH AND WEST LINE OF SAID DRAINAGE EASEMENT FOR THE FOLLOWING FIFTEEN (15) COURSES; THENCE N.32°39’25”E., A DISTANCE OF 50.28 FEET; THENCE N.18°43’24”W., A DISTANCE OF 120.72 FEET; THENCE N.07°04’45”W., A DISTANCE OF 156.25 FEET; THENCE N.02°51’01”W., A DISTANCE OF 49.09 FEET; THENCE N.07°59’12”W., A DISTANCE OF 35.97 FEET; THENCE N.06°10’00”W., A DISTANCE OF 48.58 FEET; THENCE N.20°11’37”W., A DISTANCE OF 42.83 FEET; THENCE N.17°38’09”W., A DISTANCE OF

77.02 FEET; THENCE N.78°11’53”W., A DISTANCE OF 86.41 FEET; THENCE S.41°14’23”W., A DISTANCE OF 46.80 FEET; THENCE S.56°35’27”W., A DISTANCE OF 16.83 FEET; THENCE S.37°21’57”W., A DISTANCE OF 25.07 FEET; THENCE S.18°08’27”W., A DISTANCE OF 129.01 FEET; THENCE S.51°55’03”W., A DISTANCE OF 64.13 FEET; THENCE S.18°29’25”W., A DISTANCE OF 48.17 FEET; THENCE DEPARTING THE WEST LINE OF SAID DRAINAGE EASEMENT, RUN S.72°11’43”W., A DISTANCE OF 1475.31 FEET TO THE EASTERLY RIGHT OF WAY LINE OF WILLIAMSON BOULEVARD AS RECORDED IN OFFICIAL RECORDS BOOK 894, PAGE 667, OF SAID PUBLIC RECORDS; THENCE N.16°25’02”W., ALONG SAID WESTERLY RIGHT OF WAY LINE A DISTANCE OF 1190.79 FEET TO AN INTERSECTION WITH THE AFOREMENTIONED SOUTH RIGHT OF WAY LINE OF STRICKLAND RANGE ROAD; THENCE N.88°59’52”E., ALONG SAID SOUTH RIGHT OF WAY LINE A DISTANCE OF 846.77 FEET TO THE POINT OF BEGINNING.

Site 110

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF VOLUSIA, STATE OF FLORIDA, AND IS DESCRIBED AS FOLLOWS:

A PARCEL OF LAND SITUATED IN THE NORTH 1/2 OF SECTION 31, TOWNSHIP 14 SOUTH, RANGE 32 EAST, CITY OF DAYTONA BEACH, VOLUSIA COUNTY, FLORIDA, BEING A PORTION OF THAT PROPERTY DESCRIBED IN OFFICIAL RECORDS BOOK 4785, PAGE 4805, PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

AS A POINT OF REFERENCE, COMMENCE AT THE NORTHEAST CORNER OF SAID SECTION 31; THENCE ALONG THE EAST LINE OF SAID SECTION 31, S02°00’21"E, 2,763.91 FEET TO A POINT ON THE SOUTHERLY LINE OF THE ABERDEEN PROPERTY AS DESCRIBED IN OFFICIAL RECORDS BOOK 3974, PAGE 2304, PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE DEPARTING SAID EAST LINE, N84°22’20"W ALONG THE SOUTHERLY LINE OF SAID ABERDEEN PROPERTY, 447.12 FEET; THENCE CONTINUE ALONG SAID SOUTHERLY LINE, THE FOLLOWING 3 CALLS, N65°13’16"W, 307.67 FEET; THENCE N43°01’45"W, 1030.00 FEET; THENCE N05°11’27"W, 116.45 FEET TO THE POINT OF BEGINNING OF THIS DESCRIPTION; THENCE DEPARTING SAID SOUTHERLY LINE OF THE ABERDEEN PROPERTY, CONTINUE ALONG THE NORTHERLY LINE OF THAT PROPERTY DESCRIBED IN OFFICIAL RECORDS BOOK 7636, PAGE 103 OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA, THE FOLLOWING 3 CALLS; S46°58’13"W, 279.79 FEET; THENCE N43°01’47"W, 130.00 FEET; THENCE S46°58’13"W, 273.39 FEET TO THE EASTERLY RIGHT OF WAY LINE OF WILLIAMSON BOULEVARD, A 130.00 FOOT RIGHT OF WAY, PER OFFICIAL RECORDS BOOK 894, PAGE 667, PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE ALONG SAID EASTERLY RIGHT OF WAY LINE, N43°01’45"W, 1446.48 FEET TO THE INTERSECTION OF THE EASTERLY RIGHT OF WAY LINE OF HAND AVENUE, A 115.00 FOOT RIGHT OF WAY PER OFFICIAL RECORDS BOOK 3779, PAGE 4370, PUBLIC RECORDS OF VOLUSIA COUNTY,

FLORIDA; THENCE ALONG SAID EASTERLY RIGHT OF WAY LINE OF HAND AVENUE, N47°00’47"E, 374.59 FEET TO THE BEGINNING OF A CURVE, CONCAVE SOUTHEASTERLY, HAVING A RADIUS OF 942.50 FEET AND CENTRAL ANGLE OF 14°02’37"; THENCE IN A NORTHEASTERLY DIRECTION ALONG THE ARC OF SAID CURVE, 231.01 FEET TO THE INTERSECTION OF THE SOUTHERLY LINE OF THAT VOLUSIA COUNTY PROPERTY DESCRIBED IN OFFICIAL RECORDS BOOK 3779. PAGE 4373, PUBLIC RECORDS OF VOLUSIA COUNTY; THENCE DEPARTING SAID SOUTHERLY RIGHT OF WAY LINE AND CONTINUING ALONG THE SOUTHERLY LINE OF SAID VOLUSIA COUNTY PROPERTY, THE FOLLOWING 11 CALLS, S34°28’09"E, 7.66 FEET; THENCE S57°29’55"E, 118.02 FEET; THENCE S41°42’16"E, 54.19 FEET; THENCE S37°08’10"E, 38.27 FEET; THENCE N66°22’13"E, 68.59 FEET; THENCE N85°29’43"E, 61.85 FEET; THENCE S42°47’50"E, 75.37 FEET; THENCE N70°16’49"E, 77.12 FEET ; THENCE N45°16’05"E, 81.62 FEET; THENCE N35°21’28"E, 101.90 FEET; THENCE N14°55’03"E, 132.32 FEET TO A POINT ON AFORESAID SOUTHERLY RIGHT OF WAY LINE OF HAND AVENUE; THENCE ALONG SAID SOUTHERLY RIGHT OF WAY LINE, N84°56’58"E, 338.09 FEET TO THE INTERSECTION OF SAID SOUTHERLY RIGHT OF WAY LINE WITH THE AFOREMENTIONED SOUTH PROPERTY LINE OF THE ABERDEEN PROPERTY; THENCE ALONG SAID SOUTHERLY PROPERTY LINE OF THE ABERDEEN PROPERTY, S05°11’27"E, 1331.69 FEET TO THE POINT OF BEGINNING.

LESS AND EXCEPT:

COMMENCE AT THE NORTHWESTERLY CORNER OF LANDS DESCRIBED IN OFFICIAL RECORDS BOOK 7635. PAGE 0103 OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA, ALSO BEING THE SOUTHWESTERLY CORNER OF THE ADJOINING LANDS DESCRIBED IN OFFICIAL RECORDS BOOK 7764, PAGE 2096 (SITE 110) OF SAID PUBLIC RECORDS, AND BEING IN THE NORTHEASTERLY RIGHT-OF-WAY LINE OF WILLIAMSON BOULEVARD (130’ WIDE PUBLIC RIGHT-OF-WAY) AS RECORDED IN OFFICIAL RECORDS BOOK 894, PAGE 667 OF SAID PUBLIC RECORDS: THENCE RUN N46°58’13”E ALONG THE NORTHWESTERLY LINE OF SAID LANDS RECORDED IN OFFICIAL RECORDS BOOK 7636, PAGE 0103, FOR A DISTANCE OF 45.50 FEET TO THE POINT  OF  BEGINNING. THENCE, DEPARTING SAID NORTHWESTERLY LINE OF SAID LANDS, RUN N43°01’45”W, A DISTANCE OF 76.50 FEET; THENCE RUN N46°58’15”E, A DISTANCE OF 59.00 FEET; THENCE RUN S43°01’45”E, A DISTANCE OF 76.50 FEET TO SAID NORTHWESTERLY UNE OF LANDS RECORDED IN OFFICIAL RECORDS BOOK 7636, PAGE 0103; THENCE RUN S46°58’13”W ALONG SAID NORTHWESTERLY LINE OF LANDS RECORDED IN OFFICIAL RECORDS BOOK 7636, PAGE 0103, FOR A DISTANCE OF 59.00 FEET TO THE POINT OF BEGINNING.

CONTAINING 4,513.5 SQUARE FEET (0.1036 ACRES), MORE OR LESS.

Site 114b/115

DESCRIPTION: A parcel of land lying in Section 3, Township 15 South, Range 32 East, Volusia County, Florida, and being more particularly described as follows:

BEGIN at the Southeast corner of DAYTONA SURGERY CENTER according to the plat thereof as recorded in Map Book 50, Page 143 of the Public Records of Volusia County, Florida; thence along the East boundary of said DAYTONA SURGERY CENTER the following three (3) courses: 1) N.01°57’16”E., a distance of 731.81 feet; 2) S.72°05’44”W., a distance of 71.83 feet; 3) N.47°02’11”W., a distance of 384.82 feet to the Southeast corner of LAKESIDE PROFFESSIONAL CENTER, A CONDOMINIUM according to the plat thereof as recorded in Map Book 50, Page 49 of the Public Records of Volusia County, Florida; thence along the boundary of said LAKESIDE PROFFESSIONAL CENTER, A CONDOMINIUM the following three (3) courses: 1) N.47°02’11”W., a distance of 509.71 feet; 2) N.00°24’53”E., a distance of 65.09 feet; 3) Westerly, 160.46 feet along the arc of a non-tangent curve to the left having a radius of 615.00 feet and a central angle of 14°56’55” (chord bearing S.82°43’30”W., 160.00 feet); thence N.25°23’22”W., a distance of 630.30 feet; thence N.64°35’00”E., a distance of 487.70 feet; thence N.89°48’43”E., a distance of 290.85 feet; thence S.42°59’39”E., a distance of 1364.27 feet; thence N.64°23’29”E., a distance of 1540.09 feet; thence S.00°06’56”E., a distance of 886.90 feet to a point on the North Right of Way line of LPGA Boulevard; thence along said Right of Way line, S.64°21’32”W., a distance of 2136.14 feet to the POINT OF BEGINNING.

Containing 65.407 acres, more or less.

Site 150b2

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF VOLUSIA, STATE OF FLORIDA, AND DESCRIBED AS FOLLOWS:

A PORTION OF SECTION 4, TOWNSHIP 15 SOUTH, RANGE 32 EAST, VOLUSIA COUNTY, FLORIDA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCE AT THE INTERSECTION OF THE EASTERLY RIGHT OF WAY LINE OF INTERSTATE 95 (STATE ROAD 9) WITH THE NORTH LINE OF SECTION 4, TOWNSHIP 15 SOUTH, RANGE 32 EAST; THENCE S16°53'56"E ALONG SAID EASTERLY RIGHT OF WAY LINE, 130.15 FEET TO THE SOUTHERLY RIGHT OF WAY LINE OF FLOMICH AVENUE EXTENSION AS DESCRIBED IN OFFICIAL RECORDS BOOK 367, PAGE 68, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE N89°16'15"E ALONG SAID SOUTHERLY RIGHT OF WAY LINE, 717.72 FEET TO THE POINT OF BEGINNING; N89°16'15"E ALONG SAID SOUTHERLY RIGHT OF WAY LINE, 2185.42 FEET; THENCE N88°59'29"E ALONG SAID SOUTHERLY RIGHT OF WAY LINE, 330.84

FEET TO THE WESTERLY RIGHT OF WAY LINE OF WILLIAMSON BOULEVARD AS DESCRIBED IN OFFICIAL RECORDS BOOK 895, PAGE 667, SAID PUBLIC RECORDS; THENCE S16°25'10"E ALONG SAID WESTERLY RIGHT OF WAY LINE, 1289.14 FEET TO THE NORTH LINE OF THAT PROPERTY DESCRIBED IN OFFICIAL RECORDS BOOK 4442, PAGE 4396, SAID PUBLIC RECORDS; THENCE S79°44'19"W ALONG SAID NORTH LINE AND THE WESTERLY EXTENSION THEREOF, 2264.17 FEET THE EASTERLY LINE OF A FLORIDA DEPARTMENT OF TRANSPORTATION MITIGATION AREA PART G AS DESCRIBED IN OFFICIAL RECORDS BOOK 3826, PAGE 1517, SAID PUBLIC RECORDS; THENCE ALONG THE EASTERLY BOUNDARY OF SAID MITIGATION AREA PART G, THE FOLLOWING38 (THIRTYEIGHT) COURSES; N36°56'01"W, 19.93 FEET; THENCE N84°14'46"W, 44.32 FEET; THENCE N14°39'58"E, 60.95 FEET; THENCE S81°22'43"E, 28.84 FEET; THENCE N27°07'46"E, 42.70 FEET; THENCE N16°15'34"W, 67.18 FEET; THENCE N01°52'31"E, 33.37 FEET; THENCE N56°11'13"W, 64.80 FEET; THENCE N47°31'55"W, 34.91 FEET; THENCE N73°34'41"W, 62.29 FEET; THENCE N71°15'31"W, 69.00 FEET; THENCE N24°17'59"W, 36.06 FEET; THENCE N06°09'17"W, 58.96 FEET; THENCE N33°05'00"E, 67.28 FEET; THENCE N13°04'51"W, 44.24 FEET; THENCE N15°06'46"E, 33.13 FEET; THENCE N36°27'03"W, 70.70 FEET; THENCE N24°26'10"E, 61.12 FEET; THENCE N50°19'04"E, 66.40 FEET; THENCE N03°24'29"W, 51.99 FEET; THENCE N18°12'02"E, 37.43 FEET; THENCE N14°40'23"W, 47.53 FEET; THENCE N53°56'43"W, 22.70 FEET; THENCE N46°51'41"W, 44.20 FEET; THENCE N26°40'48"W, 69.03 FEET; THENCE N45°24'28"W, 21.64 FEET; THENCE S72°26'18"W, 54.58 FEET; THENCE N61°27'13"W, 50.11 FEET; THENCE N53°25'16"W, 31.76 FEET; THENCE S89°45'28"W, 20.34 FEET; THENCE N20°23'19"W, 20.77 FEET; THENCE N69°08'09"W, 50.45 FEET; THENCE N07°24'55"W, 52.18 FEET; THENCE N09°52'14"W, 35.72 FEET; THENCE N48°14'03"W, 47.54 FEET; THENCE N87°15'55"W, 46.42 FEET; THENCE S65°40'21"W, 19.60 FEET; THENCE S39°02'49"W, 27.36 FEET; THENCE DEPART SAID EASTERLY BOUNDARY N06°39'55"W, 512.48 FEET TO THE POINT OF BEGINNING.

Site 100

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF VOLUSIA, STATE OF FLORIDA, AND DESCRIBED AS FOLLOWS:

A PARCEL OF LAND LYING WITHIN SECTION 30 AND SECTION 31, TOWNSHIP 14 SOUTH, RANGE 32 EAST AND BEING A PORTION OF THAT PROPERTY DESCRIBED IN OFFICIAL RECORDS BOOK 4784, PAGE 656 OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHWEST CORNER OF LOVE WHOLE FOODS AS RECORDED IN MAP BOOK 48, PAGE 109 OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA, SAID POINT LYING ON THE EASTERLY RIGHT OF WAY LINE OF WILLIAMSON BOULEVARD, A 130.00 FOOT WIDE RIGHT OF WAY, AS RECORDED IN OFFICIAL RECORD BOOK 894, PAGE 667, SAID PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE ALONG SAID EASTERLY RIGHT OF WAY LINE, N43°00'28"W, 243.69 FEET TO THE BEGINNING OF A CURVE, CONCAVE

NORTHEASTERLY, HAVING A RADIUS OF 1830.08 FEET AND CENTRAL ANGLE OF 06°24'11" WITH A CHORD BEARING N39°49'15"W, 204.41 FEET; THENCE IN A NORTHERLY DIRECTION ALONG SAID EASTERLY RIGHT OF WAY LINE AND THE ARC OF SAID CURVE, 204.52 FEET TO A POINT ON THE SOUTHERLY LINE OF REGAL CINEMA PROPERTY, RECORDED IN OFFICIAL RECORDS BOOK 4090, PAGE 1119, PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE ALONG SAID SOUTHERLY LINE, N19°44'48"W, 143.40 FEET; THENCE N03°14'15"W, 61.75 FEET; THENCE N02°17'58"E, 115.36 FEET; THENCE N76°01'05"E, 117.89 FEET; THENCE N61°43'41"E, 93.76 FEET TO THE NORTHWEST CORNER OF VOLUSIA COUNTY PARCEL 11, AS RECORDED IN OFFICIAL RECORDS BOOK 3779, PAGE 4373 OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE DEPARTING SAID SOUTH LINE OF REGAL CINEMA PROPERTY, S37°48'15"E, 169.45 FEET TO THE SOUTHWEST CORNER OF SAID VOLUSIA COUNTY PARCEL 11; THENCE ALONG THE SOUTH LINE OF SAID PARCEL 11, N78°19'05"E, 88.04 FEET TO THE SOUTHEAST CORNER OF SAID PARCEL 11; THENCE ALONG THE EAST LINE OF SAID PARCEL 11, N08°26'03"E, 129.36 FEET; THENCE CONTINUE ALONG SAID EAST LINE, N02°53'35"E, 30.67 FEET TO THE NORTHEAST CORNER OF SAID PARCEL 11 AND THE SOUTHERLY LINE OF AFORESAID REGAL CINEMA PROPERTY; THENCE ALONG SAID SOUTHERLY LINE OF REGAL CINEMA, N77°49'03"E, 39.45 FEET; THENCE S18°18'16"E, 50.27 FEET; THENCE N77°31'10"E, 752.48 FEET TO THE SOUTHEAST CORNER OF SAID REGAL CINEMA PROPERTY AND THE WESTERLY LINE OF THAT PROPERTY DESCRIBED IN OFFICIAL RECORDS BOOK 3779, PAGE 4373 OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE CONTINUE ALONG SAID WESTERLY LINE, THE FOLLOWING 26 CALLS, S54°26'03"E, 262.64 FEET; THENCE S34°13'25"E, 28.93 FEET; THENCE N53°00'14"E, 34.92 FEET; THENCE S82°48'44"E, 51.55 FEET; THENCE N38°39'20"E, 60.19 FEET; THENCE S86°35'24"E, 86.03 FEET; THENCE S56°22'28"E, 57.25 FEET; THENCE S38°13'02"E, 77.77 FEET; THENCE S82°43'24"E, 94.65 FEET; THENCE N02°59'06"W, 64.19 FEET; THENCE S73°35'28"E, 43.37 FEET; THENCE S51°00'08"E, 123.96 FEET; THENCE S21°02'45"E, 87.67 FEET; THENCE S12°21'13"W, 135.32 FEET; THENCE S62°24'27"W, 6.18 FEET; THENCE S02°07'44"E, 220.52 FEET; THENCE S41°11'22"W, 37.05 FEET; THENCE N80°24'16"W, 119.45 FEET; THENCE S59°42'18"W, 101.17 FEET; THENCE S87°24'06"W, 27.67 FEET; THENCE N58°24'35"W, 13.97 FEET; THENCE S59°29'14"W, 105.20 FEET; THENCE S02°27'00"E, 11.97 FEET; THENCE S56°31'30"E, 29.79 FEET; THENCE S02°07'34"E, 109.01 FEET; THENCE S18°18'45"E, 56.25 FEET TO THE NORTHERLY RIGHT OF WAY LINE OF HAND AVENUE, A 115.00 FOOT WIDE RIGHT OF WAY PER OFFICIAL RECORDS BOOK 3779, PAGE 4370, PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA AND A POINT ON A NON-TANGENT CURVE, CONCAVE SOUTHEASTERLY, HAVING A RADIUS OF 1057.50 FEET AND CENTRAL ANGLE OF 28°39'53" WITH A CHORD BEARING S61°17'38"W, 523.56 FEET; THENCE IN A SOUTHWESTERLY DIRECTION ALONG THE ARC OF SAID CURVE, 529.06 FEET; THENCE CONTINUE ALONG SAID NORTHERLY RIGHT OF WAY LINE, S46°57'41"W, 140.62 FEET TO THE SOUTHEAST CORNER OF AFORESAID LOVE WHOLE FOODS PER MAP BOOK 48, PAGE 109; THENCE DEPARTING SAID NORTHERLY RIGHT OF WAY LINE, CONTINUE ALONG THE BOUNDARY OF SAID LOVE WHOLE FOODS, THE FOLLOWING 14 CALLS; N37°06'07"W, 592.77 FEET;

THENCE N47°39'18"W, 108.99 FEET; N68°23'34"W, 69.37 FEET; THENCE S02°15'21"E, 56.70 FEET; THENCE S68°24'11"W, 69.92 FEET; THENCE N09°46'42"W, 53.16 FEET; THENCE N40°23'49"W, 37.51 FEET; THENCE N89°46'25"W, 58.59 FEET; THENCE S53°28'16"W, 41.17 FEET; THENCE S04°45'05"W, 44.90 FEET; THENCE N85°28'11"E, 79.26 FEET; THENCE S33°28'55"W, 79.71 FEET; THENCE N77°42'09"W, 72.24 FEET; THENCE S46°57'26"W, 13.49 FEET TO THE EASTERLY RIGHT OF WAY OF AFORESAID WILLIAMSON BOULEVARD AND THE NORTHWEST CORNER OF SAID LOVE WHOLE FOODS AND THE POINT OF BEGINNING.

Site 112

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF VOLUSIA, STATE OF FLORIDA, AND DESCRIBED AS FOLLOWS:

A PARCEL OF LAND SITUATED IN THE SOUTHEAST 1/4 OF SECTION 31, TOWNSHIP 14 SOUTH, RANGE 32 EAST AND THE SOUTHWEST 1/4 OF SECTION 32, TOWNSHIP 14 SOUTH, RANGE 32 EAST, CITY OF DAYTONA BEACH, VOLUSIA COUNTY, FLORIDA, BEING ALL OF PARCEL "B" PIT-2 AS SHOWN ON EXHIBIT A-1 OF THAT DEED RECORDED IN OFFICIAL RECORDS BOOK 5659, PAGE 2462 OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA TOGETHER WITH A PORTION OF THAT PROPERTY DESCRIBED IN O.R.B. 4785, PAGE 4805 OF THE PUBLIC RECORDS OF VOLUSIA COUNTY FLORIDA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

AS A POINT OF REFERENCE, COMMENCE AT THE NORTHEAST CORNER OF SAID SECTION 31, SAID POINT ALSO BEING THE NORTHWEST CORNER OF SAID SECTION 32; THENCE ALONG THE EAST LINE OF SAID SECTION 31, S02°00'21"E, 2,763.91 FEET TO A POINT ON THE SOUTHERLY LINE OF THE ABERDEEN PROPERTY AS DESCRIBED IN OFFICIAL RECORDS BOOK 3974, PAGE 2304 OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE DEPARTING SAID EAST LINE AND CONTINUING ALONG SAID SOUTH LINE OF THE ABERDEEN PROPERTY, S84°22'20"E, 269.06 FEET TO THE NORTHWESTERLY CORNER OF SAID PARCEL "B" PIT #2 AND THE POINT OF BEGINNING; THENCE CONTINUING ALONG SAID SOUTH LINE OF THE ABERDEEN PROPERTY AND THE NORTH LINE OF SAID PARCEL "B" PIT 2, S84°22'20"E, 776.86 FEET TO THE NORTHEAST CORNER OF SAID PARCEL "B" PIT #2; THENCE ALONG THE EASTERLY LINE OF SAID PARCEL "B" PIT #2, S10°10'30"W, 421.59 FEET TO THE SOUTHEAST CORNER OF SAID PARCEL "B" PIT 2; THENCE ALONG THE SOUTHERLY LINE OF SAID PARCEL "B" PIT 2, S70°30'45"W, 437.68 FEET; THENCE CONTINUING ALONG SAID SOUTHERLY LINE, N87°01'51"W, 248.76 FEET TO A POINT ON THE WESTERLY LINE OF THAT PROPERTY DESCRIBED IN OFFICIAL RECORDS BOOK 4987, PAGE 1710 OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE ALONG SAID WESTERLY LINE, S01°58'17"W, 470.00 FEET; THENCE CONTINUING ALONG SAID WESTERLY LINE, S60°58'22"W, 368.20 FEET TO THE EASTERLY RIGHT OF WAY LINE OF WILLIAMSON BOULEVARD, A 130.00 FEET RIGHT OF WAY PER O.R.B. 894, PAGE 667 OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA AND THE BEGINNING OF A NON TANGENT CURVE, CONCAVE SOUTHWESTERLY AND HAVING A RADIUS OF 1990.08 FEET AND CENTRAL ANGLE

OF 07°30'31" WITH A CHORD BEARING N39°16'30"W; THENCE IN A NORTHERLY DIRECTION ALONG THE ARC OF SAID CURVE, 260.80 FEET; THENCE CONTINUING ALONG SAID EASTERLY RIGHT OF WAY LINE, N43°01'45"W, 492.16 FEET; THENCE, DEPARTING SAID EASTERLY RIGHT OF WAY LINE, N46°58'40"E, 486.24 FEET TO A POINT ON THE SOUTH LINE OF PARCEL "A" PIT 1 AS DESCRIBED IN OFFICIAL RECORDS BOOK 5659, PAGE 2462 OF THE OFFICIAL RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE ALONG SAID SOUTH LINE, S45°22'19"E, 330.25 FEET; THENCE CONTINUING ALONG SAID SOUTH LINE, S87°01'51"E, 150.00 FEET TO THE SOUTHEAST CORNER OF SAID PARCEL "A" PIT-1; THENCE ALONG THE EASTERLY LINE OF SAID PARCEL "A" PIT-1, N05°37'40"E, 622.15 FEET TO THE SOUTH LINE OF AFORESAID ABERDEEN PROPERTY AND THE POINT OF BEGINNING.

Site 220b

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF VOLUSIA, STATE OF FLORIDA, AND DESCRIBED AS FOLLOWS:

A PORTION OF SECTIONS 2 AND 3, TOWNSHIP 15 SOUTH, RANGE 32 EAST, VOLUSIA COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCE AT THE EAST 1/4 CORNER OF SECTION 10, TOWNSHIP 15 SOUTH, RANGE 32 EAST, VOLUSIA COUNTY, FLORIDA; THENCE S01°20'37"E ALONG THE EAST LINE OF SAID SECTION 10, A DISTANCE OF 194.92 FEET TO THE NORTHEASTERLY RIGHT OF WAY LINE OF CLYDE MORRIS BOULEVARD AS DESCRIBED IN OFFICIAL RECORDS BOOK 2985, PAGE 712, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA AND THE BEGINNING OF A NON TANGENT CURVE CONCAVE NORTHEASTERLY HAVING A RADIUS OF 1104.74 FEET, A CENTRAL ANGLE OF 30°56'14" AND A CHORD BEARING N48°15'11"W; THENCE NORTHERLY ALONG SAID RIGHT OF WAY LINE AND ALONG THE ARC OF SAID CURVE, 596.51 FEET; THENCE ALONG SAID RIGHT OF WAY LINE N32°47'04"W, 2734.91 FEET; THENCE DEPART SAID RIGHT OF WAY LINE N57°12'50"E, 1620.60 FEET; THENCE N25°48'08"W, 254.29 FEET; THENCE N64°21'07"E, 46.47 FEET TO THE POINT OF BEGINNING; THENCE N25°48'08"W, 379.45 FEET; THENCE N64°21'07"E, 1120.00 FEET TO THE WESTERLY LINE OF A 130 FOOT WIDE DRAINAGE DITCH EASEMENT AS DESCRIBED IN OFFICIAL RECORDS BOOK 410, PAGE 141, SAID PUBLIC RECORDS; THENCE ALONG SAID WESTERLY LINE S25°48'08"E, 379.45 FEET; THENCE S64°21'07"W, 1120.00 FEET TO THE POINT OF BEGINNING.

TOGETHER WITH EASEMENTS RESERVED FOR INGRESS AND EGRESS, ACCESS, UTILITIES, UTILITY SYSTEM AND DRAINAGE IN THAT CERTAIN WARRANTY DEED RECORDED IN OFFICIAL RECORDS BOOK 4889, PAGE 1252 OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA, AS MORE PARTICULARLY DESCRIBED AS FOLLOWS:

EASEMENT PARCEL 1:

A PORTION OF SECTIONS 2 AND 3, ALL IN TOWNSHIP 15 SOUTH, RANGE 32 EAST, VOLUSIA COUNTY FLORIDA, BEING A PORTION OF THAT CERTAIN DRAINAGE EASEMENT PARCEL AS DESCRIBED IN OFFICIAL RECORDS BOOK 410, PAGE 141, PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

THE NORTHERLY 300.00 FEET AS MEASURED ALONG THE EASTERLY AND WESTERLY LINES OF THAT PORTION OF SAID DRAINAGE EASEMENT PARCEL LYING SOUTHERLY OF THE SOUTHERLY RIGHT OF WAY LINE OF LPGA BOULEVARD AS DESCRIBED IN OFFICIAL RECORDS BOOK 534, PAGE 394, SAID PUBLIC RECORDS.

EASEMENT PARCEL 2:

A PORTION OF SECTIONS 2 AND 3, ALL IN TOWNSHIP 15 SOUTH, RANGE 32 EAST, VOLUSIA COUNTY, FLORIDA, BEING A PORTION OF THAT CERTAIN DRAINAGE EASEMENT PARCEL AS DESCRIBED IN OFFICIAL RECORDS BOOK 410, PAGE 141, PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

THE WESTERLY 60.00 FEET OF, AS MEASURED PERPENDICULAR TO THE WESTERLY LINE OF, THE SOUTHERLY 776.35 FEET OF THE NORTHERLY 1076.45 FEET, AS MEASURED ALONG THE EASTERLY AND WESTERLY LINES OF THAT PORTION OF SAID DRAINAGE EASEMENT PARCEL LYING SOUTHERLY OF THE SOUTHERLY RIGHT OF WAY LINE OF LPGA BOULEVARD AS DESCRIBED IN OFFICIAL RECORDS BOOK 534, PAGE 394, SAID PUBLIC RECORDS.

EASEMENT PARCEL 3:

A PORTION OF SECTIONS 2 AND 3, ALL IN TOWNSHIP 15 SOUTH, RANGE 32 EAST, VOLUSIA COUNTY, FLORIDA, BEING A PORTION OF THAT CERTAIN DRAINAGE EASEMENT PARCEL AS DESCRIBED IN OFFICIAL RECORDS BOOK 410, PAGE 141, PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

THE SOUTHERLY 776.45 FEET OF THE NORTHERLY 1076.45 FEET, AS MEASURED ALONG THE EASTERLY AND WESTERLY LINES OF THAT PORTION OF SAID DRAINAGE EASEMENT PARCEL LYING SOUTHERLY OF THE SOUTHERLY RIGHT OF WAY LINE OF LPGA BOULEVARD AS DESCRIBED IN OFFICIAL RECORDS BOOK 534, PAGE 394, SAID PUBLIC RECORDS.

Site 350

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF VOLUSIA, STATE OF FLORIDA, AND IS DESCRIBED AS FOLLOWS:

PARCEL 1:

BEING ALL OF THAT PIECE, PARCEL OR TRACT OF LAND IN SECTION 36, TOWNSHIP 15 SOUTH, RANGE 31 EAST; SECTIONS 31 & 32, TOWNSHIP 15 SOUTH, RANGE 32 EAST & SECTIONS 5 & 6, TOWNSHIP 16 SOUTH, RANGE 32 EAST, VOLUSIA COUNTY, FLORIDA AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT A POINT AT THE INTERSECTION OF THE EASTERN RIGHT OF WAY LINE OF INDIAN LAKE ROAD (100' RIGHT OF WAY) AND THE NORTHERN RIGHT OF WAY LINE OF OLD DELAND ROAD (66' RIGHT OF WAY), THENCE SAID NORTHERN RIGHT OF WAY LINE OF OLD DELAND ROAD THE FOLLOWING TWO (2) COURSES TO WIT: (1) N 60°20'37" E FOR 1067.36 FEET TO A POINT; (2) N 68°19'23" E FOR 908.45 FEET TO A FOUND CONCRETE MONUMENT AT THE COMMON COMER WITH THE LANDS NOW OR FORMERLY OF MANHEIM REMARKETING INC. AS RECORDED IN OFFICIAL RECORD BOOK 3279 AT PAGE 1298 OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA, AND THE POINT OF BEGINNING; THENCE FROM SAID POINT OF BEGINNING AND WITH A COMMON LINE OF MANHEIM REMARKETING INC. N 21°40'36” W FOR 2021.33 FEET TO A FOUND IRON PIN WITH CAP AT A COMMON CORNER OF THE LANDS NOW OR FORMERLY OF P & S PAVING AS RECORDED IN OFFICIAL RECORD BOOK 6726 AT PAGE 1417 OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE WITH THE COMMON LINE OF P & S PAVING INC. THE FOLLOWING THIRTEEN (13) COURSES TO WIT: (1) N 86°40'29" E FOR 707.02 FEET TO A FOUND IRON PIN WITH CAP; (2) N 00°34'21" E FOR 79.96 FEET TO A FOUND IRON PIN WITH CAP; (3) N 33°03'07" E FOR 224.43 FEET TO A FOUND IRON PIN WITH CAP; (4) N 00°00'15" E FOR 85.33 FEET TO A FOUND IRON PIN WITH CAP; (5) N 09°45'52" E FOR 165.76 FEET TO A FOUND IRON PIN WITH CAP; (6) N 27°00'07” W FOR 148.06 FEET TO A FOUND IRON PIN WITH CAP; (7) N 87°34'53'" W FOR 390.86 FEET TO A FOUND IRON PIN WITH CAP; (8) N 19°49'55” W FOR 100.01 FEET TO A FOUND IRON PIN WITH CAP; (9) N 43°14'22" W FOR 161.00 FEET TO A FOUND IRON PIN WITH CAP; (10) N 71°44'10" W FOR 216.02 FEET TO A FOUND IRON PIN WITH CAP; (11) N 47°56'39" W FOR 133.00 FEET TO A FOUND IRON PIN WITH CAP; (12) N 30°44'04" W FOR 86.82 FEET TO A FOUND IRON PIN WITH CAP; (13) S 66°30'52 W FOR 338.00 FEET TO A SET MAG NAIL WITH WASHER ON THE SOUTHERN RIGHT OF WAY LINE OF OLSON DRIVE; THENCE WITH THE RIGHT OF WAY OF OLSON DRIVE AND THE LANDS NOW OR FORMERLY OF PROGRESSIVE CONTRACTORS INC. AS RECORDED IN OFFICIAL RECORD BOOK 4219 AT PAGE 4602 OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA, N 21°41'40" W FOR 765.14 FEET TO A FOUND IRON PIN WITH CAP AT A COMMON COMER OF THE LANDS NOW OR FORMERLY OF THE SCHOOL BOARD OF VOLUSIA COUNTY AS RECORDED IN OFFICIAL RECORD BOOK 4928 AT PAGE 4253 OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE WITH THE COMMON LINE OF THE SCHOOL BOARD OF VOLUSIA COUNTY THE FOLLOWING FOUR (4) COURSES TO WIT: (1) N 10°27'24" E FOR 928.12 FEET TO A

FOUND IRON PIN WITH CAP; (2) N 65°29'28" W FOR 579.91 FEET TO A FOUND IRON PIN WITH CAP; (3) S 78°53'37" W FOR 760.19 FEET TO A FOUND IRON PIN WITH CAP; (4) S 31°32'04" W FOR 449.95 FEET TO A FOUND CONCRETE MONUMENT AT A COMMON CORNER OF THE LANDS NOW OR FORMERLY OF VCNA PRESTIGE CONCRETE PRODUCTS INC. AS SHOWN ON A PLAT AS RECORDED IN MAP BOOK 56 AT PAGE 29 OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE WITH THE COMMON LINE OF VCNA PRESTIGE CONCRETE PRODUCTS INC. THE FOLLOWING SEVENTEEN (17) COURSES TO WIT: (1) N 58°27'00” W FOR 49.96 FEET TO A FOUND CONCRETE MONUMENT; (2) N 52°56'52" W FOR 76.90 FEET TO A FOUND CONCRETE MONUMENT; (3) N 14°24'05" E FOR 41.52 FEET TO A FOUND CONCRETE MONUMENT; (4) N 14°56'57" W FOR 31.04 FEET TO A FOUND CONCRETE MONUMENT; (5) N 06°05'46" E FOR 21.64 FEET TO A FOUND CONCRETE MONUMENT; (6) N 29°47'22" W FOR 31.97 FEET TO A FOUND CONCRETE MONUMENT; (7) N 55°55'04" W FOR 43.86 FEET TO A FOUND CONCRETE MONUMENT; (8) N 44°53'01" W FOR 37.60 FEET TO A FOUND CONCRETE MONUMENT; (9) N 26°17'50" W FOR 95.72 FEET TO A FOUND CONCRETE MONUMENT; (10) N 51°11’50” W FOR 31.49 FEET TO A FOUND CONCRETE

MONUMENT; (11) N 50°23'52" W FOR 52.45 FEET TO A FOUND CONCRETE MONUMENT; (12) N 61°47'08'" W FOR 16.47 FEET TO A FOUND CONCRETE MONUMENT; (13) N 26°42'49" W FOR 34.99 FEET TO A FOUND CONCRETE MONUMENT; (14) N 51°56'16" W FOR 33.70 FEET TO A FOUND CONCRETE MONUMENT; (15) N 36°40'41" W FOR 13.68 FEET TO A FOUND CONCRETE MONUMENT; (16) N 60°12'22" W FOR 44.99 FEET TO A FOUND CONCRETE MONUMENT; (17) ALONG THE ARC OF A NON-RADIAL CURVE TO THE RIGHT HAVING A RADIUS OF 1050.00 FEET, AN ARC LENGTH OF 641.75 FEET AND BEING SUBTENDED BY A CHORD BEARING S 47°10”25” W FOR 631.81 FEET TO A FOUND CONCRETE MONUMENT ON THE EASTERN RIGHT OF WAY LINE OF INDIAN LAKE ROAD; THENCE WITH SAID EASTERN RIGHT OF WAY LINE OF INDIAN LAKE ROAD N 23°39'14'" W FOR 80.74 FEET TO A FOUND IRON PIN WITH CAP AT A COMMON CORNER OF THE LANDS NOW OR FORMERLY OF PELICANO CRUSHER CORP AS RECORDED IN OFFICIAL RECORD BOOK 7184 AT PAGE 3438 OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE WITH THE COMMON LINE OF PELICANO CRUSHER CORP THE FOLLOWING TWO (2) COURSES TO WIT: (1) N 12°42'08" E FOR 715.88 FEET TO A FOUND IRON PIN WITH CAP; (2) N 85°42'42" W FOR 563.86 FEET TO A FOUND IRON PIN WITH CAP ON THE EASTERN RIGHT OF WAY LINE OF INDIAN LAKE ROAD; THENCE WITH SAID EASTERN RIGHT OF WAY LINE OF INDIAN LAKE ROAD THE FOLLOWING FOUR (4) COURSES TO WIT: (1) ALONG THE ARC OF A NON-RADIAL CURVE TO THE LEFT HAVING A RADIUS OF 2050.00 FEET, AN ARC LENGTH OF 134.71 FEET AND BEING SUBTENDED BY A CHORD BEARING N 37°04'21" W FOR 134.68 FEET TO A POINT; (2) N 38°57'18" W FOR 131.92 FEET TO A SET IRON PIN WITH CAP; (3) N 37°01'47" W FOR 920.59 FEET TO A POINT; (4) N 39°15'57" W FOR 222.08 FEET TO A POINT AT A COMMON COMER OF THE LANDS NOW OR FORMERLY OF GEORGE & MARTHA LUNFORD AS RECORDED IN OFFICIAL RECORD BOOK 6257 AT PAGE 1616 OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE WITH THE LANDS OF GEORGE & MARTHA LUNFORD N 89°30'59'" E FOR 579.41 FEET TO A FOUND IRON PIPE AT THE COMMON COMER OF THE LANDS

NOW OR FORMERLY OF MILLISSA & PETER ROBERTUCCI AS RECORDED IN OFFICIAL RECORD BOOK 4934 AT PAGE 1808 OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE WITH THE LANDS OF MILISSA & PETER ROBERTUCCI N 89°27'11" E FOR 659.94 FEET TO A FOUND IRON PIPE; THENCE WITH THE LANDS OF THE AFORESAID ROBERTUCCIS AND HAROLD & MARGARET RAWLINS AS RECORDED IN OFFICIAL RECORD BOOK 4395 AT PAGE 3543, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA, CARL RAWLINS AS RECORDED IN OFFICIAL RECORD BOOK 4395 AT PAGE 3552 OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA AND CHRISTAL RAWLINS AS RECORDED IN OFFICIAL RECORD BOOK 4395 AT PAGE 3514 OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA THE FOLLOWING TWO (2) COURSES TO WIT: (1) N 00°30'31" W FOR 1319.23 FEET TO A FOUND IRON PIPE; (2) S 89°28'48" W FOR 660.31 FEET TO A FOUND CONCRETE MONUMENT AT A COMMON COMER OF THE LANDS NOW OR FORMERLY OF TIMOTHY & CLARE MCGUIRE AS RECORDED IN OFFICIAL RECORD BOOK 5399 AT PAGE 1022 OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE WITH THE COMMON LINE OF TIMOTHY & CLARE MCGUIRE AND THE LANDS NOW OR FORMERLY OF ST. JOHNS WATER  MANAGEMENT DISTRICT AS RECORDED IN OFFICIAL RECORD BOOK 4265 AT PAGE 2081 OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA N 00°29'29" W FOR 1306.15 FEET TO A FOUND IRON PIPE WITH CAP; THENCE WITH COMMON LINE OF THE LANDS OF ST. JOHNS WATER MANAGEMENT DISTRICT THE FOLLOWING FOUR (4) COURSES TO WIT: (1) N 89°32'40" E FOR 1451.47 FEET TO A FOUND IRON PIPE WITH CAP; (2) S 62°46'09" E FOR 5125.94 FEET TO A FOUND IRON PIPE WITH CAP; (3) S 36°59'49" E FOR 3263.72 FEET TO A FOUND IRON PIPE WITH CAP; (4) S 01°12’27” E FOR 1966.18 FEET TO A FOUND IRON PIPE WITH CAP AT A COMMON CORNER WITH THE LANDS NOW OR FORMERLY OF STATE OF FLORIDA TIIF AS RECORDED IN OFFICIAL RECORD BOOK 276 AT PAGE 251 OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE WITH THE COMMON LINE WITH STATE OF FLORIDA TIIF THE FOLLOWING TWO (2) COURSES TO WIT: (1) S 88°53'08" W FOR 619.89 FEET TO A FOUND IRON PIN WITH CAP; (2) S 00°35’44” E FOR 831.12 FEET TO A FOUND IRON PIN WITH CAP ON THE NORTHERN RIGHT OF WAY LINE OF OLD DELAND ROAD; THENCE WITH SAID NORTHERN RIGHT OF WAY LINE OF OLD DELAND ROAD THE FOLLOWING TWO (2) COURSES TO WIT: (1) S 74°51'16" W FOR 983.23 FEET TO A POINT; (2) S 68°19'23" W FOR 1436.67 FEET TO A SET IRON PIN WITH CAP AT A COMMON COMER WITH THE LANDS NOW OR FORMERLY OF SOUTHERN BELL TELEPHONE & TELEGRAPH CO. AS RECORDED IN OFFICIAL RECORD BOOK 4533 AT PAGE 3497 OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE WITH THE COMMON LINE OF SOUTHERN BELL TELEPHONE & TELEGRAPH CO. THE FOLLOWING THREE (3) COURSES TO WIT: (1) N 21°40'37" W FOR 200.00 FEET TO A SET IRON PIN WITH CAP; (2) S 68°19'23" W FOR 200.00 FEET TO A SET IRON PIN WITH CAP; (3) S 21°40'37'" E FOR 200.00 FEET TO A SET IRON PIN WITH CAP ON THE NORTHERN RIGHT OF WAY LINE OF OLD DELAND ROAD; THENCE WITH SAID NORTHERN RIGHT OF WAY LINE OF OLD DELAND ROAD S 68°19'23” W FOR 606.35 FEET TO THE POINT OF BEGINNING.

PARCEL 2:

BEING ALL OF THAT PIECE, PARCEL OR TRACT OF LAND IN SECTION 36, TOWNSHIP 15 SOUTH, RANGE 31 EAST, VOLUSIA COUNTY, FLORIDA AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING FROM THE NORTHEAST CORNER OF SECTION 36, TOWNSHIP 15 SOUTH, RANGE 31 EAST, VOLUSIA COUNTY, FLORIDA; THENCE ALONG THE NORTH LINE OF SAID SECTION 36 S89°32'40"W FOR 2120.11 FEET TO A FOUND IRON PIN WITH CAP AT A CORNER OF THE LANDS OF THE ST. JOHNS WATER MANAGEMENT DISTRICT AS RECORDED IN O.R.B. 4265, PAGE 2081, PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE LEAVING THE NORTH LINE OF SAID SECTION 36 AND  FOLLOWING THE LINE OF ST. JOHNS WATER MANAGEMENT DISTRICT THE FOLLOWING TWO (2) COURSES TO WIT: (1) S00°29'29"E FOR 645.25 FEET TO A FOUND CONCRETE MONUMENT; (2) S89°29'02"W FOR 660.69 FEET TO A FOUND IRON PIN WITH CAP AND THE POINT OF BEGINNING; THENCE LEAVING SAID LINE OF ST. JOHNS WATER MANAGEMENT AND WITH THE WEST LINE OF THE LANDS OF JEANELL SULLIVAN AS RECORDED IN O.R.B. 7713, PAGE 1298, PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA, S00°31'28"E FOR 659.74 FEET TO A FOUND CONCRETE MONUMENT AT THE NORTHWEST CORNER OF THE LANDS OF ROBERT RAWLINS AS RECORDED IN O.R.B. 7555, PAGE 3871, PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE THE WEST LINE OF RAWLINS S00°23'34"W FOR 363.56 FEET TO THE NORTHWEST CORNER OF THE LANDS OF ALEJANDRO & LISMER CASTELLANO AS RECORDED IN O.R.B. 7593, PAGE 3810, PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE WITH THE WEST LINE OF CASTELLANO S00°33'50"E FOR 141.78 FEET TO THE NORTHWEST CORNER OF THE LANDS OF ROBERT RAWLINS AS RECORDED IN O.R.B. 4395, PAGE 3629, PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE WITH THE WEST LINE OF RAWLINS S00°28'59"E FOR 155.98 FEET TO THE NORTHWEST CORNER OF THE LANDS OF GEORGE & MARTHA LUNSFORD AS RECORDED IN O.R.B. 6257, PAGE 1616, PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE WITH THE WEST LINE OF LUNSFORD S00°39'53"E FOR 657.98 FEET TO A FOUND IRON PIPE ON THE RIGHT OF WAY LINE OF INDIAN LAKE ROAD; THENCE S00°02'19"E FOR 59.27 FEET TO A FOUND IRON PIN WITH CAP ON THE WEST LINE OF THE AFOREMENTIONED ST. JOHNS WATER MANAGEMENT DISTRICT; THENCE ALONG THE WEST LINE OF ST. JOHNS WATER MANAGEMENT DISTRICT THE FOLLOWING TEN (10) COURSES TO WIT: (1) N39°20'15"W FOR 80.08 FEET TO A SET IRON PIN WITH CAP; (2) N30°04'37"W FOR 139.44 FEET TO A FOUND IRON PIN WITH CAP; (3) N21°3356"W FOR 273.89 FEET TO A FOUND IRON PIN WITH CAP; (4) N09°43'00"W FOR 198.63 FEET TO FOUND IRON PIN WITH CAP; (5) N01°21'48"E FOR 176.19 FEET TO A FOUND IRON PIN WITH CAP; (6) N05°53'01"E FOR 421.75 FEET TO A FOUND IRON PINE WITH CAP; (7) N01°35'41"E FOR 101.72 FEET TO A FOUND IRON PIPE WITH CAP; (8) N71°31'08"E FOR 149.48 FEET TO A FOUND IRON PIPE WITH CAP; (9) N00°31'25"W FOR 659.94 FEET TO A FOUND IRON PIPE WITH CAP; (10) N89°27'01"E FOR 49.93 FEET TO THE POINT OF BEGINNING.

PARCEL 3:

BEING ALL OF THAT PIECE, PARCEL OR TRACT OF LAND IN SECTION 36, TOWNSHIP 15 SOUTH, RANGE 31 EAST, VOLUSIA COUNTY, FLORIDA AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING FROM THE NORTHEAST COMER OF SECTION 3G, TOWNSHIP 15 SOUTH, RANGE 31 EAST, VOLUSIA COUNTY, FLORIDA; THENCE ALONG THE NORTH LINE OF SAID SECTION 36 S89°32'40"W FOR 2120.11 FEET TO A FOUND IRON PIN WITH CAP AT A CORNER OF THE LANDS OF THE ST. JOHNS WATER MANAGEMENT DISTRICT AS RECORDED IN O.R.B. 4265, PAGE 2081, PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE LEAVING THE NORTH LINE OF SAID SECTION 36 AND FOLLOWING THE LINE OF ST. JOHNS WATER MANAGEMENT DISTRICT THE FOLLOWING TWO (2) COURSES TO WIT: (1) S00°29'29"E FOR 645.25 FEET TO A FOUND CONCRETE MONUMENT; (2) S89°29'02"W FOR 660.69 FEET TO A FOUND IRON PIN WITH CAP; THENCE LEAVING SAID LINE OF ST. JOHNS WATER MANAGEMENT AND WITH THE WEST LINE OF THE LANDS OF JEANELL SULLIVAN AS RECORDED IN O.R.B. 7713, PAGE 1298, PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA, S00°31'28"E FOR 659.74 FEET TO A FOUND CONCRETE MONUMENT AT THE NORTHWEST CORNER OF THE LANDS OF ROBERT RAWLINS AS RECORDED IN O.R.B. 7555, PAGE 3871, PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA: THENCE WITH THE WEST LINE OF RAWLINS S00°23'34"W FOR 363.56 FEET TO THE NORTHWEST CORNER OF THE LANDS OF ALEJANDRO &: LISMER CASTELLANO AS RECORDED IN O.R.B. 7593, PAGE 3810, PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE WITH THE WEST LINE OF CASTELLANO S00°33'50"E FOR 141.78 FEET TO THE NORTHWEST CORNER OF THE LANDS OF ROBERT RAWLINS AS RECORDED IN 0.R.B. 4395, PAGE 3629, PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE WITH THE WEST LINE OF RAWLINS S00°28'59”E FOR 155.98 FEET TO THE NORTHWEST CORNER OF THE LANDS OF GEORGE & MARTHA LUNSFORD AS RECORDED IN O.R.B. 6257, PAGE 1616, PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE WITH THE WEST LINE OF LUNSFORD S00°39'53"E FOR 657.98 FEET TO A FOUND IRON PIPE ON THE RIGHT OF WAY LINE OF INDIAN LAKE ROAD; THENCE WITH THE RIGHT OF WAY LINE OF INDIAN LAKE ROAD THE FOLLOWING TWO (2) COURSES TO WIT: (1) S00°02'19"E FOR 59.27 FEET TO A FOUND IRON PIN WITH CAP: (2) S00°32'10"E FOR 49.49 FEET TO THE POINT OF BEGINNING;

THENCE FROM SAID POINT OF BEGINNING AND CONTINUING ALONG THE RIGHT OF WAY LINE OF INDIAN LAKE ROAD S39°15'59"E FOR 171.50 FEET TO A POINT ON THE WEST LINE OF THE AFOREMENTIONED ST. JOHNS WATER MANAGEMENT DISTRICT; THENCE ALONG THE WEST LINE OF ST. JOHNS WATER MANAGEMENT DISTRICT THE FOLLOWING TWO (2) COURSES TO WIT: (1) S89°31'25"W FOR 107.30 FEET TO A POINT; (2) N00°32'10"W FOR 133.68 FEET TO THE POINT OF BEGINNING.

ALSO,

ALL OF LOT 1 AND A PORTION OF LOT 2, TOWER GARDENS SUBDIVISION, AS RECORDED IN MAP BOOK 11, PAGE 246, AND PART OF A 30-FOOT WIDE STRIP OF LAND AS SHOWN ON THE PLAT OF SAID TOWER GARDENS SUBDIVISION, AND LOCATED ON THE WESTERLY END THEREOF, ALL AS RECORDED IN THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA, AND ALL BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCE AT THE INTERSECTION OF THE WESTERLY RIGHT-OF-WAY LINE OF TOWER ROAD, A 50-FOOT WIDE RIGHT-OF-WAY PER THE PLAT OF SAID TOWER GARDENS SUBDIVISION, WITH THE SOUTHERLY RIGHT-OF-WAY LINE OF OLD DELAND ROAD, A 66-FOOT RIGHT-OF-WAY AS PRESENTLY ESTABLISHED, SAID POINT BEING ALSO THE NORTHEASTERLY CORNER OF LOT 1, TOWER GARDENS FOR THE POINT OF BEGINNING OF THIS DESCRIPTION; THENCE S74°48'20"W ALONG SAID SOUTHERLY RIGHT-OF-WAY LINE OF OLD DELAND ROAD FOR A DISTANCE OF 140.05 FEET TO THE NORTHWESTERLY CORNER OF SAID 30-FOOT WIDE STRIP (SAID POINT ALSO BEING THE NORTHEASTERLY CORNER OF LOT 26, HIGHBRIDGE ESTATES SUBDIVISION AS RECORDED IN MAP BOOK 11, PAGE 154, PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA); THENCE DEPARTING SAID SOUTHERLY RIGHT-OF-WAY LINE S14°56’00"E FOR A DISTANCE OF 159.95 FEET TO A POINT ON THE SOUTHERLY LINE OF SAID LOT 2; THENCE ALONG SAID SOUTHERLY LINE N86°47'17"E FOR A DISTANCE OF 105.01 FEET TO THE WESTERLY RIGHT-OF-WAY LINE OF SAID FIRE TOWER ROAD; THENCE DEPARTING SAID SOUTHERLY LOT LINE ALONG SAID WESTERLY RIGHT-OF-WAY LINE N03°22’00"W FOR A DISTANCE OF 185.69 FEET (MEASURED) 185.4 FEET (PLAT) TO THE AFOREMENTIONED POINT OF BEGINNING OF THIS DESCRIPTION.

Site 450

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF VOLUSIA, STATE OF FLORIDA, AND DESCRIBED AS FOLLOWS:

A PARCEL OF LAND LYING IN SECTION 4 & 9, TOWNSHIP 15 SOUTH, RANGE 32 EAST, VOLUSIA COUNTY, FLORIDA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGIN AT THE NORTHEAST CORNER OF THE SOUTHWEST 1/4 OF SOUTHWEST 1/4 OF SECTION 4, RUN THENCE S.89°09'47"W., A DISTANCE OF 1349.14 FEET ALONG THE NORTH BOUNDARY OF THE SOUTHWEST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 4 TO THE NORTHWEST CORNER OF THE SOUTHWEST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 4; THENCE ALONG THE WEST BOUNDARY OF SECTION 4 FOLLOWING TWO (2) COURSES, (1) N.01°02'27"W., A DISTANCE OF 1280.74 FEET TO THE WEST 1/4 OF SECTION 4; (2) N.01°02'45"W., A DISTANCE OF 2561.67 FEET TO THE NORTHWEST CORNER OF SECTION 4; THENCE N.89°15'59"E., A DISTANCE OF 843.97 FEET ALONG THE NORTH BOUNDARY OF SECTION 4 TO A POINT ON THE WESTERLY RIGHT OF WAY OF FLORIDA STATE ROAD 9 (U.S. HIGHWAY I-95) ACCORDING TO THE FLORIDA DEPARTMENT OF TRANSPORTATION MAP, SECTION 79002-2424; THENCE

S16°53’20”E., A DISTANCE OF 5.83 FEET ALONG RIGHT OF WAY; THENCE ALONG THE BOUNDARY OF THE MITIGATION AREA AS SHOWN ON FLORIDA DEPARTMENT OF TRANSPORTATION RIGHT OF WAY MAP, SECTION 79002-2424 AND 79002-2429 THE FOLLOWING (8) EIGHT COURSES; (1) S.73°06'04"W., A DISTANCE OF 377.97 FEET; (2) S.16°53'56"E.,

A DISTANCE OF 320.16 FEET; (3) S.73°06'04"W., A DISTANCE OF 234.72 FEET; (4) S.16°53'56"E., A DISTANCE OF 447.71 FEET; (5) N.73°06'04"E., A DISTANCE OF 221.75 FEET; (6) S.16°53'56"E., A DISTANCE OF 272.43 FEET; (7) S.53°43'36"E., A DISTANCE OF 376.92 FEET; (8) N.73°06'04"E., A DISTANCE OF 165.00 FEET TO A POINT ON THE

AFORESAID WESTERLY RIGHT OF WAY; THENCE ALONG THE SAID RIGHT OF WAY THE FOLLOWING (5) FIVE COURSES; (1) S.16°53'56"E., A DISTANCE OF 1316.95 FEET; (2) S.16°53'56"E., A DISTANCE OF 1277.39 FEET; (3) S.12°53'13"E., A DISTANCE OF 1218.90 FEET; (4) SOUTHERLY, 652.30 FEET ALONG THE ARC OF A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 1079.00 FEET AND A CENTRAL ANGLE OF 34°38'15" (CHORD BEARING S.04°25'54"W., 642.41 FEET); (5) S.21°45'02"W., A DISTANCE OF 172.94 FEET; THENCE S.64°20'13"W., A DISTANCE

OF 783.77 FEET TO A POINT ON THE NORTHWEST 1/4 OF THE NORTHWEST 1/4 OF SECTION 9; THENCE ALONG THE EAST BOUNDARY OF THE NORTHWEST 1/4 OF THE NORTHWEST 1/4 OF SECTION 9 N.00°40'08"W., A DISTANCE OF 986.93 FEET TO A THE SOUTHEAST CORNER OF THE OF THE AFORESAID SOUTHWEST 1/4 OR THE SOUTHWEST ¼ OF SECTION 4; THENCE ALONG THE EAST BOUNDARY OF THE SOUTHWEST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 4 N.00°29'23"W., A DISTANCE OF 1281.01 FEET TO THE POINT OF BEGINNING.

TOGETHER WITH PERPETUAL, NON-EXCLUSIVE ACCESS AND UTILITY EASEMENTS AS SET FORTH AND MORE

PARTICULARLY DESCRIBED IN THAT CERTAIN ACCESS AND UTILITY EASEMENT RECORDED IN OFFICIAL RECORDS BOOK 7307, PAGE 3228 OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA, AS MORE PARTICULARLY DESCRIBED AS FOLLOWS:

A PARCEL OF LAND LYING IN SECTION 9, TOWNSHIP 15 SOUTH, RANGE 32 EAST, VOLUSIA COUNTY, FLORIDA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCE AT THE SOUTHWEST CORNER OF THE NORTHWEST 1/4 OF SECTION 9, TOWNSHIP 15 SOUTH, RANGE 32 EAST, VOLUSIA COUNTY, FLORIDA; THENCE N.00°45'53”W. ALONG THE WEST LINE OF SAID SECTION 9, A DISTANCE OF 195.42 FEET TO A POINT IN THE CENTERLINE OF LPGA BOULEVARD; THENCE N.64°21'26"E. ALONG SAID CENTERLINE OF LPGA BOULEVARD, A DISTANCE OF 1976.24 FEET; THENCE N.16°53'56”W. ALONG THE WESTERLY LINE OF THE FORMER HALIFAX HUMANE SOCIETY PROPERTY, A DISTANCE OF 154.80 FEET TO A POINT ON THE

NORTHERLY RIGHT-OF-WAY LINE OF SAID LPGA BOULEVARD; THENCE S.64°21'26”W. ALONG SAID NORTHERLY RIGHT-OF-WAY LINE , A DISTANCE OF 203.92 FEET TO THE POINT OF BEGINNING; THENCE S.64°21'26”W., A DISTANCE OF 444.07 FEET; THENCE N.25°38'34"W., A DISTANCE OF 50.00 FEET; THENCE N.64°2 1'26"E., A DISTANCE OF 394.07 FEET; THENCE N.25°38'34”W., A DISTANCE OF 289.28 FEET, THENCE NORTHERLY, 196.15 FEET ALONG THE ARC OF A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 450.00 FEET AND A CENTRAL ANGLE OF 24°58'26" (CHORD BEARING N.13°09'21”W., 194.60 FEET); THENCE N.00°40'08"W., A DISTANCE OF 101.97 FEET; THENCE N.64°21'26"E., A DISTANCE OF 55.16 FEET; THENCE S.00°40'08"E., A DISTANCE OF 125.25 FEET; THENCE SOUTHERLY,

174.35 FEET ALONG THE ARC OF A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 400.00 FEET AND A CENTRAL ANGLE OF 24°58'26" (CHORD BEARING S.13°09'21"E., 172.97 FEET); THENCE S.25°38'34"E., A DISTANCE OF 339.28 FEET TO THE POINT OF BEGINNING.

Site 320a:

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF VOLUSIA, STATE OF FLORIDA, AND DESCRIBED AS FOLLOWS:

A PORTION OF THE SOUTHWEST ONE-QUARTER OF SECTION 33, TOWNSHIP 15 SOUTH, RANGE 32 EAST, VOLUSIA COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: AS A POINT OF REFERENCE, COMMENCE AT A CONCRETE MONUMENT MARKING THE WEST 1/4 CORNER OF SAID SECTION 33; THENCE RUN SOUTH 01°01'10" EAST, ALONG THE WEST LINE OF SAID SECTION 33, A DISTANCE OF 364.98 FEET TO AN INTERSECTION WITH THE EASTERLY RIGHT-OF-WAY LINE OF THE 200-FOOT WIDE RIGHT-OF-WAY OF LPGA BOULEVARD (FORMERLY THE ELEVENTH STREET EXTENSION), AS SHOWN ON THE STATE OF FLORIDA DEPARTMENT OF TRANSPORTATION RIGHT-OF-WAY MAP, SECTION 79507-2602, SHEET 3, REVISION DATED OCTOBER 25, 1974; THENCE RUN SOUTH 39°02'50"EAST (SOUTH 39°08'15" EAST PER SAID FDOT MAP), A DISTANCE OF 384.15 FEET TO A POINT THEREIN, SAID POINT BEING THE POINT OF BEGINNING OF THIS DESCRIPTION, SAID POINT ALSO BEING THE NORTHWESTERLY CORNER OF THAT PARCEL OF LAND DEEDED FROM THE COUNTY OF VOLUSIA TO INDIGO GROUP INC., AS DESCRIBED IN OFFICIAL RECORDS BOOK 4190, PAGE 4903, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE RUN ALONG THE BOUNDARY OF SAID PARCEL THE FOLLOWING COURSES AND DISTANCES: THENCE RUN SOUTH 61°39'47" EAST (SOUTH 61°45'12" EAST PER FDOT MAP) A DISTANCE OF 589.66 FEET; THENCE RUN SOUTH 75°51'50" EAST (SOUTH 75°57'15" EAST PER FDOT MAP) A DISTANCE OF 747.19 FEET; THENCE RUN NORTH 74°43'54" EAST (NORTH 74°38'29" EAST PER FDOT MAP) A DISTANCE OF 390.65 FEET TO A POINT IN THE NORTHERLY RIGHT OF WAY LINE OF STATE ROAD 600, AS SHOWN ON THE AFOREMENTIONED RIGHT-OF-WAY MAP; THENCE RUN SOUTH 50°57'10" WEST (SOUTH 50°51'45" WEST PER FDOT MAP), ALONG SAID NORTHERLY RIGHT OF

WAY LINE, A DISTANCE OF 388.00 FEET TO THE POINT OF CURVATURE OF A CURVE TO THE RIGHT; THENCE RUN NORTHERLY AND WESTERLY, ALONG SAID CURVED RIGHT-OF-WAY LINE, HAVING A RADIUS OF 644.00 FEET, AN ARC DISTANCE OF 1011.59 FEET, A CENTRAL ANGLE OF 90°00'00", HAVING A CHORD DISTANCE OF 910.75 FEET, AND A CHORD BEARING OF NORTH 84°02'50" WEST, TO THE POINT OF TANGENCY THEREOF; THENCE RUN NORTH 39°02'50" WEST (NORTH 39°08'15" WEST PER FDOT MAP), ALONG SAID RIGHT OF WAY LINE, A DISTANCE OF 656.00 FEET TO THE POINT OF BEGINNING OF THIS DESCRIPTION.

LESS AND EXCEPT:

A PORTION OF THE SOUTHWEST ONE-QUARTER OF SECTION 33, TOWNSHIP 15 SOUTH, RANGE 32 EAST, VOLUSIA COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: AS A POINT OF REFERENCE, COMMENCE AT A CONCRETE MONUMENT MARKING THE WEST 1/4 CORNER OF SAID SECTION 33; THENCE RUN SOUTH 01°01'10" EAST, ALONG THE WEST LINE OF SAID SECTION 33, A DISTANCE OF 364.98 FEET TO AN INTERSECTION WITH THE EASTERLY RIGHT-OF-WAY LINE OF THE 200-FOOT WIDE RIGHT-OF-WAY OF LPGA BOULEVARD (FORMERLY THE ELEVENTH STREET EXTENSION), AS SHOWN ON THE STATE OF FLORIDA DEPARTMENT OF TRANSPORTATION RIGHT-OF-WAY MAP, SECTION 79507-2602, SHEET 3, REVISION DATED OCTOBER 25, 1974; THENCE RUN SOUTH 39°02'50" EAST (SOUTH 39°08'15" EAST PER SAID FDOT MAP), A DISTANCE OF 384.15 FEET TO A POINT THEREIN, SAID POINT ALSO BEING THE NORTHWESTERLY CORNER OF THAT PARCEL OF LAND DEEDED FROM THE COUNTY OF VOLUSIA TO INDIGO GROUP INC., AS DESCRIBED IN OFFICIAL RECORDS BOOK 4190, PAGE 4903, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE RUN ALONG THE BOUNDARY OF SAID PARCEL THE  FOLLOWING COURSES AND DISTANCES: THENCE RUN SOUTH 61°39'47" EAST (SOUTH 61°45'12" EAST PER FDOT MAP) A DISTANCE OF 589.66 FEET; THENCE RUN SOUTH 75°51'50" EAST (SOUTH 75°57'15" EAST PER FDOT MAP) A DISTANCE OF 747.19 FEET TO THE POINT OF BEGINNING OF THIS DESCRIPTION; THENCE RUN NORTH 74°43'54" EAST (NORTH 74°38'29" EAST PER FDOT MAP) A DISTANCE OF 390.65 FEET TO A POINT IN THE NORTHERLY RIGHT OF WAY LINE OF STATE ROAD 600, AS SHOWN ON THE AFOREMENTIONED RIGHT-OF-WAY MAP; THENCE RUN SOUTH 50°57'10" WEST (SOUTH 50°51'45"WEST PER FDOT MAP), ALONG SAID NORTHERLY RIGHT OF WAY LINE, A DISTANCE OF 388.00 FEET TO THE POINT OF CURVATURE OF A CURVE TO THE RIGHT; THENCE RUN SOUTHERLY AND WESTERLY, ALONG SAID CURVED RIGHT-OF-WAY LINE, HAVING A RADIUS OF 644.00 FEET, AN ARC DISTANCE OF 85.00 FEET, A CENTRAL ANGLE OF 07°33'46",HAVING A CHORD DISTANCE OF 84.94 FEET, AND A CHORD BEARING OF SOUTH 54°44'03" WEST, TO A POINT THEREIN; THENCE, DEPARTING SAID RIGHT-OF-WAY LINE, RUN NORTH 01°51'46" WEST A DISTANCE OF 190.81 FEET TO THE POINT OF BEGINNING OF THIS DESCRIPTION.

Site 380

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF VOLUSIA, STATE OF FLORIDA, AND DESCRIBED AS FOLLOWS:

PARCEL 1:

PARCEL 43-A

A PORTION OF SECTION 32, TOWNSHIP 15 SOUTH, RANGE 32 EAST, VOLUSIA COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: AS A POINT OF REFERENCE, COMMENCE AT THE INTERSECTION OF THE SOUTHERLY LINE OF THAT PARCEL OF LAND DEEDED FRONT CONSOLIDATED-TOMOKA LAND CO. TO THE ST. JOHNS RIVER WATER MANAGEMENT DISTRICT (SJRWMD), AS DESCRIBED IN OFFICIAL RECORDS BOOK 4265, PAGE 2081, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA, WITH THE WESTERLY RIGHT-OF-WAY LINE OF LPGA BOULEVARD, AS DESCRIBED IN DEED FROM PATRICIA LAGONI, AS TRUSTEE UNDER TRUST IDI-4, TO THE COUNTY OF VOLUSIA AS DESCRIBED IN OFFICIAL RECORDS BOOK 4190, PAGE 4899, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE RUN SOUTH 50°56'17" WEST, ALONG THE SOUTHERLY LINE OF SAID SJRWMD PARCEL, A DISTANCE OF 381.80 FEET; THENCE RUN NORTH 39°03'43" WEST, ALONG THE BOUNDARY OF SAID SJRWMD PARCEL, A DISTANCE OF 203.57 FEET; THENCE RUN SOUTH 50°56'17" WEST, ALONG THE BOUNDARY SAID SJRWMD PARCEL, A DISTANCE OF 1053.87 FEET TO A POINT THEREIN AND THE POINT OF BEGINNING OF THIS DESCRIPTION; THENCE RUN SOUTH 50°56'17" WEST A DISTANCE OF 96.87 FEET; THENCE RUN NORTH 39°03'43" WEST A DISTANCE OF 77.41 FEET TO A POINT IN THE BOUNDARY OF SAID SJRWMD PARCEL; THENCE RUN NORTH 89°34'01" EAST A DISTANCE OF 124.00 FEET TO THE POINT OF BEGINNING OF THIS DESCRIPTION.

AND

PARCEL 43-B

A PORTION OF SECTIONS 32 AND 33, TOWNSHIP 15 SOUTH, RANGE 32 EAST, AND A PORTION OF SECTION 5, TOWNSHIP 16 SOUTH, RANGE 32 EAST, ALL IN VOLUSIA COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: AS A POINT OF REFERENCE, COMMENCE AT THE INTERSECTION OF THE SOUTHERLY LINE OF THAT PARCEL OF LAND DEEDED FROM CONSOLIDATED-TOMOKA LAND CO. TO THE ST. JOHNS RIVER WATER MANAGEMENT DISTRICT, AS DESCRIBED IN OFFICIAL RECORDS BOOK 4265, PAGE 2081, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA, WITH THE WESTERLY RIGHT-OF-WAY LINE OF LPGA BOULEVARD, AS DESCRIBED IN DEED FROM PATRICIA LAGONI, AS TRUSTEE UNDER TRUST IDI-4, TO THE COUNTY OF VOLUSIA AS DESCRIBED IN OFFICIAL RECORDS BOOK 4190, PAGE 4899, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA, SAID POINT LYING ON A CURVE, CONCAVE NORTHWESTERLY; THENCE RUN SOUTHERLY AND WESTERLY, ALONG SAID CURVED RIGHT-OF-WAY LINE, HAVING A RADIUS OF 644.00 FEET, AND ARC DISTANCE OF 430.61 FEET, OR THROUGH A CENTRAL ANGLE OF 38°18'39", HAVING A CHORD DISTANCE OF 422.63

FEET AND A CHORD BEARING OF SOUTH 25°32'57" WEST, TO A POINT THEREIN, SAID POINT BEING THE SOUTHEASTERLY INTERSECTION OF A 25-FOOT WIDE INGRESS AND EGRESS ROAD AS DESCRIBED IN DEED BOOK 287, PAGE 591, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE CONTINUE SOUTHERLY AND WESTERLY, ALONG SAID CURVED RIGHT-OF-WAY LINE, HAVING A RADIUS OF 644.00 FEET, AN ARC DISTANCE OF 25.09 FEET, OR THROUGH A CENTRAL ANGLE OF 02°13'58", HAVING A CHORD DISTANCE OF 25.09 FEET AND A CHORD BEARING OF SOUTH 45°49'15" WEST TO AN INTERSECTION WITH THE SOUTHWESTERLY INTERSECTION OF THE AFOREMENTIONED 25-FOOT WIDE INGRESS AND EGRESS ROAD AS DESCRIBED IN DEED BOOK 287, PAGE 591, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA, SAID POINT BEING THE POINT OF BEGINNING OF THIS DESCRIPTION; THENCE CONTINUE SOUTHERLY AND WESTERLY, ALONG SAID RIGHT-OF-WAY LINE, HAVING A RADIUS OF 644.00 FEET, AN ARC DISTANCE OF 44.98 FEET, OR THROUGH A CENTRAL ANGLE OF 04°00'06", HAVING A CHORD DISTANCE OF 44.97 FEET AND A CHORD BEARING OF SOUTH 48°56'17" WEST, TO THE POINT OF TANGENCY THEREOF, SAID POINT LYING IN THE NORTHERLY RIGHT-OF-WAY LINE OF THE 200-FOOT WIDE RIGHT-OF-WAY OF FLORIDA STATE ROAD #600 (U.S. HIGHWAY #92); THENCE IN SOUTH 50°56'20" WEST, ALONG SAID NORTHERLY RIGHT-OF-WAY LINE OF STATE ROAD #600, A DISTANCE OF 829.02 FEET TO AN INTERSECTION WITH THE LIMITED ACCESS RIGHT-OF-WAY OF THE I-4 CONNECTOR ROAD (OLD DAYTONA-DELAND ROAD; THENCE RUN NORTH 39°04'44" WEST, ALONG THE RIGHT-OF-WAY OF SAID OLD DAYTONA-DELAND ROAD, A DISTANCE OF 46.60 FEET (44.00 FEET PER STATE ROAD DEPARTMENT MAPS); THENCE RUN SOUTH 50°55'16" WEST, ALONG SAID RIGHT-OF-WAY LINE, A DISTANCE OF 125.96 FEET TO THE POINT OF CURVATURE OF A CURVE TO THE RIGHT; THENCE RUN SOUTHERLY AND WESTERLY, ALONG SAID CURVED RIGHT-OF-WAY LINE, HAVING A RADIUS OF 5584.65 FEET, AN ARC DISTANCE OF 1060.22 FEET, OR THROUGH A CENTRAL ANGLE OF 10°52'38", HAVING A CHORD DISTANCE OF 1058.62 FEET AND A CHORD BEARING OF SOUTH 56°21'35" WEST TO AN INTERSECTION WITH THE EASTERLY LINE OF THE GEORGE R. RABE PROPERTY, AS DESCRIBED IN BOUNDARY LINE AGREEMENT BETWEEN GEORGE R. RABE AND CONSOLIDATED-TOMOKA LAND CO., AS DESCRIBED IN OFFICIAL RECORDS BOOK 3554, PAGE 0992, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE RUN NORTH 01°40'19" WEST, ALONG SAID EASTERLY LINE, A DISTANCE OF 705.01 FEET TO AN INTERSECTION WITH THE DEEDED BOUNDARY LINE OF A FLORIDA DEPARTMENT OF TRANSPORTATION (FDOT) BORROW PIT AND INGRESS-EGRESS ROAD AS DESCRIBED IN DEED BOOK 287, PAGE 591, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE RUN SOUTH 39°03'43" EAST, ALONG THE WESTERLY LINE OF SAID FDOT PARCEL, A DISTANCE OF 343.16 FEET TO A SOUTHWESTERLY CORNER THEREOF; THENCE RUN NORTH 50°56'17" EAST, ALONG THE SOUTHERLY LINE OF SAID FDOT PARCEL, A DISTANCE OF 1625.72 FEET TO A CORNER THEREOF; THENCE RUN SOUTH 39°03'42" EAST, ALONG THE BOUNDARY OF SAID FDOT PARCEL, A DISTANCE OF 362.02 FEET TO THE POINT OF BEGINNING OF THIS DESCRIPTION.

AND

PARCEL 43-C

A PORTION OF SECTION 33, TOWNSHIP 15 SOUTH, RANGE 32 EAST, VOLUSIA COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT THE INTERSECTION OF THE SOUTHERLY LINE OF THAT PARCEL OF LAND DEEDED FROM CONSOLIDATED-TOMOKA LAND CO. TO THE ST. JOHNS RIVER WATER MANAGEMENT DISTRICT, AS DESCRIBED IN OFFICIAL RECORDS BOOK 4265, PAGE 2081, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA, WITH THE WESTERLY RIGHT-OF-WAY LINE OF LPGA BOULEVARD, AS DESCRIBED IN DEED FROM PATRICIA LAGONI, AS TRUSTEE UNDER TRUST IDI-4, TO THE COUNTY OF VOLUSIA AS DESCRIBED IN OFFICIAL RECORDS BOOK 4190, PAGE 4899, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA, SAID POINT LYING ON A CURVE, CONCAVE NORTHWESTERLY; THENCE RUN SOUTHERLY AND WESTERLY, ALONG SAID CURVED RIGHT-OF-WAY LINE, HAVING A RADIUS OF 644.00 FEET, AND ARC DISTANCE OF 430.61 FEET, OR THROUGH A CENTRAL ANGLE OF 38°18'39", HAVING A CHORD DISTANCE OF 422.63 FEET AND A CHORD BEARING OF SOUTH 25°32'57" WEST, TO A POINT THEREIN, SAID POINT BEING THE SOUTHEASTERLY INTERSECTION OF A 25-FOOT WIDE INGRESS AND EGRESS ROAD AS DESCRIBED IN DEED BOOK 287, PAGE 591, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE, DEPARTING SAID RIGHT-OF-WAY LINE, RUN NORTH 39°03'43" WEST, ALONG THE EASTERLY LINE OF SAID INGRESS-EGRESS ROAD, A DISTANCE OF 181.21 FEET TO AN INTERSECTION WITH THE SOUTHERLY LINE OF THE AFOREMENTIONED ST. JOHNS RIVER WATER MANAGEMENT DISTRICT PARCEL; THENCE RUN NORTH 50°56'17" EAST, ALONG SAID SOUTHERLY LINE, A DISTANCE OF 381.80 FEET TO THE POINT OF BEGINNING OF THIS DESCRIPTION.

PARCEL 2:

PARCEL 44-B

A PORTION OF SECTION 5, TOWNSHIP 16 SOUTH, RANGE 32 EAST, VOLUSIA COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: AS A POINT OF REFERENCE, COMMENCE AT A 4" X 4" CONCRETE MONUMENT MARKING THE NORTH ONE-QUARTER CORNER OF SAID SECTION 5; THENCE RUN NORTH 89°34'17" EAST, ALONG THE NORTH LINE OF SAID SECTION 5, A DISTANCE OF 1211.40 FEET TO THE NORTHWESTERLY CORNER OF THAT LAND OWNED BY GEORGE R. RABE AND DESCRIBED IN THAT CERTAIN BOUNDARY LINE AGREEMENT AS RECORDED IN OFFICIAL RECORDS BOOK 3554, PAGE 0992, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE RUN SOUTH 01°35'44" EAST, ALONG THE WEST LINE OF THE RABE PARCEL, A DISTANCE OF 850.89 FEET TO AN INTERSECTION WITH THE NORTHERLY RIGHT-OF-WAY LINE OF THE OLD DAYTONA-DELAND ROAD, AS SHOWN ON THE STATE OF FLORIDA STATE ROAD DEPARTMENT RIGHT-OF-WAY MAP FOR STATE ROAD #600, SECTION 79060- 2501, REVISION DATED MAY 13, 1960; THENCE RUN ALONG THE NORTHERLY RIGHT-OF-WAY LINE OF SAID OLD DAYTONA-DELAND ROAD THE FOLLOWING COURSES AND

DISTANCES: THENCE RUN SOUTH 62°38'16" WEST A DISTANCE OF 309.90 FEET TO THE POINT OF CURVATURE OF A CURVE TO THE LEFT; THENCE RUN SOUTHERLY AND WESTERLY, ALONG SAID CURVED RIGHT-OF-WAY LINE, HAVING A RADIUS OF 3864.83 FEET, AN ARC DISTANCE OF 438.45 FEET, OR THROUGH A CENTRAL ANGLE OF 06°30'00", HAVING A CHORD DISTANCE OF 438.22 FEET, AND A CHORD BEARING OF SOUTH 59°23'16" WEST, TO THE POINT OF TANGENCY THEREOF; THENCE RUN SOUTH 56°08'16" WEST A DISTANCE OF 316.15 FEET TO THE POINT OF CURVATURE OF A CURVE TO THE RIGHT; THENCE RUN SOUTHERLY AND WESTERLY, ALONG SAID CURVED RIGHT-OF-WAY LINE, HAVING A RADIUS OF 5684.65 FEET, AN ARC DISTANCE OF 415.05 FEET, OR THROUGH A CENTRAL ANGLE OF 04°11'00", HAVING A CHORD DISTANCE OF 414.96 FEET, AND A CHORD BEARING OF SOUTH 58°13'46" WEST, TO THE POINT OF TANGENCY THEREOF; THENCE RUN SOUTH 60°19'16" WEST A DISTANCE OF 356.12 FEET; THENCE RUN SOUTH 29°40'44" EAST A DISTANCE OF 12.00 FEET; THENCE RUN SOUTH 60°19'16" WEST A DISTANCE OF 297.04 FEET TO A POINT THEREIN AND THE POINT OF BEGINNING OF THIS DESCRIPTION; THENCE RUN SOUTH 60°20'05" WEST A DISTANCE OF 684.03 FEET TO THE SOUTHEASTERLY CORNER OF THAT PARCEL OF LAND DEEDED FROM TOMOKA LAND COMPANY TO THE FLORIDA BOARD OF FORESTRY, AS DESCRIBED IN DEED RECORD 276, PAGE 251, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE RUN NORTH 00°36'19" WEST, ALONG THE EASTERLY LINE OF SAID BOARD OF FORESTRY PARCEL, A DISTANCE OF 90.18 FEET TO AN INTERSECTION WITH A SOUTHERLY LINE OF THAT PARCEL OF LAND DEEDED FROM CONSOLIDATED-TOMOKA LAND CO. TO THE ST. JOHNS RIVER WATER MANAGEMENT DISTRICT AS RECORDED IN OFFICIAL RECORDS BOOK 4265, PAGE 2081, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE RUN NORTH 60°20'05" EAST, ALONG SAID BOUNDARY LINE, A DISTANCE OF 682.49 FEET TO A CORNER OF SAID BOUNDARY; THENCE, DEPARTING SAID BOUNDARY LINE, RUN SOUTH 01°28'00" EAST A DISTANCE OF 89.44 FEET TO THE POINT OF BEGINNING OF THIS DESCRIPTION.

AND

PARCEL 44-C

A PORTION OF SECTION 5, TOWNSHIP 16 SOUTH, RANGE 32 EAST, VOLUSIA COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A 4" X 4" CONCRETE MONUMENT MARKING THE NORTH ONE-QUARTER CORNER OF SAID SECTION 5; THENCE RUN NORTH 89°34'17" EAST, ALONG THE NORTH LINE OF SAID SECTION 5, A DISTANCE OF 1211.40 FEET TO THE NORTHWESTERLY CORNER OF THAT LAND OWNED BY GEORGE R. RABE AND DESCRIBED IN THAT CERTAIN BOUNDARY LINE AGREEMENT AS RECORDED IN OFFICIAL RECORDS BOOK 3554, PAGE 0992, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE RUN SOUTH 01°35'44" EAST, ALONG THE WEST LINE OF THE RABE PARCEL, A DISTANCE OF 850.89 FEET TO AN INTERSECTION WITH THE NORTHERLY RIGHT-OF-WAY LINE OF THE OLD DAYTONA-DELAND ROAD, AS SHOWN ON THE STATE OF FLORIDA STATE ROAD DEPARTMENT RIGHT-OF-WAY MAP FOR STATE ROUTE #600, SECTION 79060-2501, REVISION DATED MAY 13, 1960;

THENCE RUN ALONG THE NORTHERLY RIGHT-OF-WAY LINE OF SAID OLD DAYTONA-DELAND ROAD THE FOLLOWING COURSES AND DISTANCES: THENCE RUN SOUTH 62°38'16" WEST A DISTANCE OF 309.90 FEET TO THE POINT OF CURVATURE OF A CURVE TO THE LEFT; THENCE RUN SOUTHERLY AND WESTERLY, ALONG SAID CURVED RIGHT-OF-WAY LINE, HAVING A RADIUS OF 3864.83 FEET, AN ARC DISTANCE OF 438.45 FEET, OR THROUGH A CENTRAL ANGLE OF 06°30'00", HAVING A CHORD DISTANCE OF 438.22 FEET, AND A CHORD BEARING OF SOUTH 59°23'16" WEST, TO THE POINT OF TANGENCY THEREOF; THENCE RUN SOUTH 56°08'16" WEST A DISTANCE OF 316.15 FEET TO THE POINT OF CURVATURE OF A CURVE TO THE RIGHT; THENCE RUN SOUTHERLY AND WESTERLY, ALONG SAID CURVED RIGHT-OF-WAY LINE, HAVING A RADIUS OF 5684.65 FEET, AN ARC DISTANCE OF 415.05 FEET, OR THROUGH A CENTRAL ANGLE OF 04°11'00", HAVING A CHORD DISTANCE OF 414.96 FEET, AND A CHORD BEARING OF SOUTH 58°13'46" WEST, TO THE POINT OF TANGENCY THEREOF; THENCE RUN SOUTH 60°19'16" WEST A DISTANCE OF 356.12 FEET; THENCE RUN SOUTH 29°40'44" EAST A DISTANCE OF 12.00 FEET; THENCE RUN SOUTH 60°19'16" WEST A DISTANCE OF 297.04 FEET; THENCE RUN NORTH 01°28'00" WEST A DISTANCE OF 89.44 FEET TO A SOUTHERLY CORNER OF THAT PARCEL OF LAND DEEDED FROM CONSOLIDATED-TOMOKA LAND CO. TO THE ST. JOHNS RIVER WATER MANAGEMENT DISTRICT AS RECORDED IN OFFICIAL RECORDS BOOK 4265, PAGE 2081, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE RUN NORTH 01°28'00" WEST, ALONG SAID BOUNDARY LINE, A DISTANCE OF 1819.51 FEET TO AN INTERSECTION WITH THE NORTH LINE OF SAID SECTION 5; THENCE RUN NORTH 87°34'01" EAST, ALONG SAID NORTH LINE OF SECTION 5, A DISTANCE OF 643.60 FEET TO THE POINT OF BEGINNING OF THIS DESCRIPTION.

EXHIBIT B

THIRD PARTY CONTRACTS

[****]

B-1

EXHIBIT C

ALLOCATED SALES PRICES1

[****]

1 [****]

C-1

E X H I B I T D

PERMITTED EXCEPTIONS

[****]

D-1

11129600

EXHIBIT E

THIS INSTRUMENT WAS PREPARED BY

AND SHOULD BE RETURNED TO:

[****]

E-1

IN WITNESS WHEREOF, Buyer and Seller have executed this Agreement the day and year first above written.

Signed, sealed and delivered in the presence of the following witnesses: Printed Name: Printed Name:	BUYER: _______________________________ By: Name: ________________________ Title:

STATE OF

COUNTY OF

The foregoing instrument was acknowledged before me by means of ☐ physical presence or ☐ online notarization ___ day of ______________ 2021, by _________________________, as _________________ of ____________________, an _________________________, on behalf of the company. Said person is [  ] personally known to me or [  ] has produced _____________________________ as identification.

[NOTARY SEAL]	Notary Public Signature Typed/Printed Notary Name Commission No. My Commission Expires:

Signed, sealed and delivered in the presence of the following witnesses: Printed Name: Printed Name:

SELLER:

CRISP39 - _ LLC,

a Florida limited liability company

By: CRISP39 SPV LLC,

a Florida limited liability company,

its sole member

By:CTO TRS Crisp39 LLC, a
Delaware limited liability company, its Manager

By:CTO Realty Growth, Inc. (f/k/a Consolidated-Tomoka Land Co.),

a Maryland corporation,

its sole member

By:

Name:      Title:

STATE OF FLORIDA

COUNTY OF VOLUSIA

The foregoing instrument was acknowledged before me by means of ☐ physical presence or ☐ online notarization, this ___ day of ___________________ 2021, by ________________________, as __________________________ of CTO Realty Growth, Inc., (f/k/a Consolidated-Tomoka Land Co.), a Maryland corporation, as sole member of CTO TRS Crisp39 LLC, a Delaware limited liability company, as Manager of CRISP39 SPV LLC, a Florida limited liability company, the sole member of CRISP39 - _ LLC, a Florida limited liability company. He [   ] is personally known to me or [   ] has produced ______________________________ as identification.

[NOTARY SEAL]	Notary Public Signature Typed/Printed Notary Name Commission No. My Commission Expires:

[****]

EXHIBIT F TO CONTRACT FOR SALE AND PURCHASE

[****]

RIGHT OF FIRST REFUSAL AGREEMENT

[****]

F-1